                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             VOYAGEUR FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         VOYAGEUR INSURED FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                  VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          VOYAGEUR MUTUAL FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                        VOYAGEUR MUTUAL FUNDS II, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                        VOYAGEUR MUTUAL FUNDS III, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         VOYAGEUR TAX-FREE FUNDS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

[GRAPHIC OMITTED]

                                                               January 28, 1999


Dear Shareholder:


A Joint Annual/Special Meeting of Shareholders of many of the funds within the Delaware Investments family of funds is being held in Philadelphia on March 17, 1999. We ask that you take the time to review the enclosed proxy statement and provide us with your vote on the important issues affecting your fund.

The enclosed proxy statement describes eight separate proposals. Certain proposals affect only some of the funds. Others affect each of the funds. In addition to the election of Board members and ratification of the selection of auditors, the proxy statement includes proposals to change the designation of investment objectives and current investment restrictions from "fundamental" to "non-fundamental," as well as a proposal to adopt for the funds new, standardized "fundamental" investment restrictions. The proposed changes will allow the Boards to modify the funds' investment objectives and "non-fundamental" restrictions in the future without the delay and expense of holding a shareholder meeting. In addition, the proxy statement includes a proposal to change certain funds' fundamental policy concerning diversification of investments.

The proxy statement also contains proposals to approve new, standardized investment management agreements which contain fee increases for some funds and, for others, fee decreases or potential fee decreases. Also, new standardized sub-advisory agreements are proposed for funds that are sub-advised. Finally, shareholders are being asked to approve management's proposal to restructure the funds into Delaware business trusts to enable the funds to benefit from various advantages under Delaware law.

We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and mark, sign and return your proxy card (or cards) in the enclosed postage-paid envelope. You may also call toll-free to vote by telephone, or you may vote using the internet. The insert accompanying this proxy statement describes how to vote using these methods.

If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares and will review with you the various ways in which you can register your vote.

Thank you for taking this matter seriously and participating in this important process.




Sincerely,


/s/ Jeffrey J. Nick
----------------------
Jeffrey J. Nick
Chairman, President and Chief Executive Officer

               QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage you to read the attached proxy statement in full; however, the following are some typical questions that shareholders might have regarding this proxy statement.

Q: WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY STATEMENT?

Investment companies are required to obtain shareholders' votes for certain types of action. As a shareholder, you have a right to vote on certain major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY STATEMENT?

There are eight different proposals presented here and they are outlined in the Notice at the beginning of the proxy statement. The Notice describes which proposals apply to which funds.

Q: HOW WOULD THE BROAD-BASED PROPOSALS AFFECT ME AS A FUND SHAREHOLDER?

o Changing the designation of a fund's investment objective from "fundamental" to "non-fundamental" would not alter any fund's current investment objective, but it would allow the fund's Board to make future adjustments to the investment objective, without having to obtain shareholder approval. Shareholders would, however, receive advance written notice of any proposed changes. Management does not currently intend to recommend any material changes to the investment objective of any fund.

o Changing a "fundamental" policy to permit the investments of five state-specific tax-free funds to be non-diversified would give those funds greater flexibility in selecting appropriate investments from a smaller universe of available choices.

o Adopting a standardized list of "fundamental" investment restrictions across all funds would modernize the restrictions to meet current regulatory requirements, would provide operational efficiencies and would make it easier to monitor compliance with these restrictions.

o Designating all existing investment restrictions as "non-fundamental" would not alter the way a fund is currently managed or operated but would allow a fund's Board to analyze and approve changes to the fund's existing investment restrictions, without having to obtain additional shareholder approval. Over time, management expects to recommend that the Board evaluate each fund's investment restrictions so that those restrictions can be modernized and standardized, if appropriate.

o Approval of the proposed fee increases, fee decreases or potential fee decreases through the introduction of breakpoints for some of the funds would ensure management fee levels that will enable those funds to continue to receive high quality investment management services.

o Approval of new standardized investment management agreements for each fund (and standardized sub-advisory agreements where applicable) would help provide operational efficiencies.

o The restructuring of funds from Minnesota corporations into corresponding Delaware business trusts would provide both consistency across the Delaware Investments fund family and greater flexibility of fund operations.

Q: HOW DO THE BOARD MEMBERS FOR MY FUND RECOMMEND THAT I VOTE?

The Board members for all the funds recommend that you vote in favor of, or FOR, all of the proposals described above.

Q: WHOM DO I CALL FOR MORE INFORMATION ON HOW TO PLACE MY VOTE?

Please call your fund at 1-800-523-1918 or call Shareholder Communications Corporation at 1-800-858-0073 for additional information on how to place your vote.


                                  PLEASE VOTE


                             YOUR VOTE IS IMPORTANT

[GRAPHIC OMITTED]

                                                             1818 Market Street
                                                         Philadelphia, PA 19103


                         Combined Proxy Statement and
            Notice of Joint Annual/Special Meeting of Shareholders
                         to be Held on March 17, 1999

To the Shareholders of:

Voyageur Funds, Inc.                                                  Delaware-Voyageur Minnesota High Yield
    Delaware-Voyageur US Government                                      Municipal Bond Fund
      Securities Fund                                                 Delaware-Voyageur Tax-Free New York Fund
Voyageur Insured Funds, Inc.                                          Delaware-Voyageur Tax-Free Wisconsin Fund
    Delaware-Voyageur Tax-Free Arizona Insured Fund                   National High Yield Muncipal Bond Fund
    Delaware-Voyageur Minnesota Insured Fund                      Voyageur Mutual Funds II, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.                            Delaware-Voyageur Tax-Free Colorado Fund
    Delaware-Voyageur Tax-Free Minnesota                          Voyageur Mutual Funds III, Inc.
      Intermediate Fund                                               Aggressive Growth Fund
Voyageur Mutual Funds, Inc.                                           Growth Stock Fund
    Delaware-Voyageur Tax-Free Arizona Fund                           Tax-Efficient Equity Fund
    Delaware-Voyageur Tax-Free California Fund                    Voyageur Tax Free Funds, Inc.
    Delaware-Voyageur Tax-Free Idaho Fund                             Delaware-Voyageur Tax-Free Minnesota Fund
    Delaware-Voyageur Tax-Free Iowa Fund                              Delaware-Voyageur Tax-Free North Dakota Fund


This is your official Notice that a Joint Annual/Special Meeting of Shareholders of each open-end registered investment company within the Delaware Investments family listed in bold faced type above (each a "Company") will be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania. Each separate fund within a Company may be referred to as a "Fund." The purpose of the meeting is to consider and act upon the following Proposals and Sub-Proposals that apply either to particular Companies or Funds, and to transact any other business that properly comes before the meeting and any adjournments thereof.


Proposal One: To Elect a Board of Directors for
 the Company ..................................   Proposal One applies to all Companies.

Proposal Two: To Approve the Redesignation
 of the Fund's Investment Objective from
 Fundamental to Non-Fundamental ...............   Proposal Two applies to all Funds.

Proposal Three: To Approve a Change in the
 Fund's Fundamental Policy Concerning
 Diversification of Investments ...............   Proposal Three applies only to the following Funds:
                                                    Voyageur Insured Funds, Inc.
                                                      Delaware-Voyageur Tax-Free Arizona Insured Fund
                                                      Delaware-Voyageur Minnesota Insured Fund
                                                    Voyageur Intermediate Tax-Free Funds, Inc.
                                                      Delaware-Voyageur Tax-Free Minnesota
                                                        Intermediate Fund
                                                    Voyageur Mutual Funds II, Inc.
                                                      Delaware-Voyageur Tax-Free Colorado Fund
                                                    Voyageur Tax Free Funds, Inc.
                                                      Delaware-Voyageur Tax-Free Minnesota Fund

Proposal Four: To Approve Standardized
 Fundamental Investment Restrictions for
 the Fund (Includes Seven Sub-Proposals) ......   Proposal Four applies to all Funds.

 4A: Industry Concentration
 4B: Borrowing Money and Issuing Senior
     Securities
 4C: Underwriting of Securities
 4D: Investing in Real Estate
 4E: Investing in Commodities
 4F: Making Loans
 4G: Redesignation of all Current Fundamental
     Investment Restrictions as Non-
     Fundamental

Proposal Five: To Approve a New Investment
 Management Agreement for the Fund ...........   Proposal Five applies to all Funds.

Proposal Six: To Approve a New Sub-Advisory
 Agreement for the Fund ......................   Proposal Six applies only to the following Funds:
                                                    Voyageur Funds, Inc.
                                                       Delaware-Voyageur US Government Securities Fund
                                                    Voyageur Mutual Funds III, Inc.
                                                       Growth Stock Fund

Proposal Seven: To Ratify the Selection of
 Ernst & Young LLP as Independent
 Auditors for the Company ....................   Proposal Seven applies to all Companies.

Proposal Eight: To Approve the Restructuring
 of the Company from a Minnesota
 Corporation into a Delaware Business Trust
 and the Dissolution of the Minnesota
 Corporation .................................   Proposal Eight applies to all Companies.

Please note that a separate vote is required for each Proposal or Sub-Proposal that applies to your Company or your Fund. Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.


/s/ Jeffrey J. Nick
---------------------------------
Jeffrey J. Nick
Chairman, President and Chief Executive Officer

                               TABLE OF CONTENTS





                                                                                              Page
                                                                                              -----
PROXY STATEMENT                                                                                  1
 Proposal One:      To Elect a Board of Directors for the Company                                2
 Proposal Two:      To Approve the Redesignation of the Fund's Investment
                    Objective from Fundamental to Non-Fundamental                                6
 Proposal Three:    To Approve a Change in the Fund's Fundamental Policy
                    Concerning Diversification of Investments                                    7
 Proposal Four:     To Approve Standardized Fundamental Investment Restrictions
                    for the Fund (Includes Seven Sub-Proposals)                                  8
                    4A: Industry Concentration                                                   9
                    4B: Borrowing Money and Issuing Senior Securities                           10
                    4C: Underwriting of Securities                                              11
                    4D: Investing in Real Estate                                                11
                    4E: Investing in Commodities                                                12
                    4F: Making Loans                                                            12
                    4G: Resdesignation of all Current Fundamental Investment
                        Restrictions as Non-Fundamental                                         13
 Proposal Five:     To Approve a New Investment Management Agreement for the                    14
                    Fund
 Proposal Six:      To Approve a New Sub-Advisory Agreement for the Fund                        19
 Proposal Seven:    To Ratify the Selection of Ernst & Young LLP as Independent
                    Auditors for the Company                                                    20
 Proposal Eight:    To Approve the Restructuring of the Company from a
                    Minnesota Corporation into a Delaware Business Trust and the
                    Dissolution of the Minnesota Corporation                                    21

EXHIBITS
 Exhibit A:    Outstanding Shares as of Record Date, January 18, 1999                          A-1
 Exhibit B:    Shareholders Owning 5% or More of a Fund as of October 31, 1998                 B-1
 Exhibit C:    Executive Officers of the Companies                                             C-1
 Exhibit D:    Shareholdings by Directors and Nominees in the Delaware Investments
                Funds as of October 31, 1998                                                   D-1
 Exhibit E:    Lists of Current Fundamental Investment Restrictions                            E-1
 Exhibit F:    Information Relating to Investment Management and Sub-Advisory Agreements       F-1
 Exhibit G:    Actual and Hypothetical Expense Information for the Past Fiscal Year            G-1
 Exhibit H:    Similar Funds Managed by the Investment Managers and Sub-Advisers               H-1
 Exhibit I:    Form of Investment Management Agreement                                         I-1
 Exhibit J:    Form of Sub-Advisory Agreement                                                  J-1
 Exhibit K:    Form of Agreement and Plan of Reorganization                                    K-1
 Exhibit L:    Comparison and Significant Differences Between Delaware Business
                Trusts and Minnesota Corporations                                              L-1


[GRAPHIC OMITTED]

                                                             1818 Market Street
                                                         Philadelphia, PA 19103
                                                                 1-800-523-1918


                                PROXY STATEMENT

                 JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 17, 1999

Meeting Information. The Board of Directors of each open-end registered investment company within the Delaware Investments family listed on the accompanying Notice (each a "Company") is soliciting your proxy to be voted at the Joint Annual/Special Meeting of Shareholders to be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania or any adjournments of the meeting (hereafter, the "Meeting").

Purpose of Meeting. The purpose of the Meeting is to consider a number of Proposals and Sub-Proposals that either apply to particular Companies, or to individual funds within the Companies (each a "Fund"). The Proposals and Sub-Proposals, as well as the Companies or Funds to which they apply, are listed in the accompanying Notice.

The Board of Directors urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, or use one of the other voting methods described in the insert accompanying this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you promptly return the signed Proxy Card(s), or use one of the other voting methods described in the insert accompanying this Proxy Statement, to help assure a quorum for the Meeting.

General Voting Information. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and "FOR" each other Proposal or Sub-Proposal concerning your Company or Fund. The persons designated as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 1818 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund or Company that they owned on the record date, which was January 18, 1999. Exhibit A shows the number of shares of each Fund and Company that were outstanding on the record date and Exhibit B lists the shareholders who own 5% or more of each Fund. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about January 28, 1999.

This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Companies or their investment managers or affiliates, through telephone, facsimile, oral or other communications. Shareholders may provide proxy instructions by returning their Proxy Card by mail or fax and may also communicate proxy instructions through the internet or by telephone via touch-tone voting. Delaware Management Company ("DMC"), the investment manager for each of the Funds, on behalf of itself and the Companies, has engaged Shareholder Communications Corporation ("SCC") to assist in the solicitation. The costs of engaging SCC will be shared by DMC and the Companies. The estimate of the portion of those costs to be borne by the Companies is set forth below:

                                                                Range
                                                         ---------------------
   Voyageur Insured Funds, Inc. ........................   $19,800 to $24,600
   Voyageur Intermediate Tax Free Funds, Inc. ..........   $ 2,100 to $ 2,600
   Voyageur Mutual Funds, Inc. .........................   $ 1,800 to $ 2,200
   Voyageur Mutual Funds II, Inc. ......................   $12,800 to $15,900
   Voyageur Tax Free Funds, Inc. .......................   $14,700 to $18,300

Votes Required to Approve each Proposal or Sub-Proposal. Three Proposals within this Proxy Statement affect all shareholders of a Company as a whole, regardless of whether or not the Company consists of a number of individual Funds. These Proposals are the election of Directors, the ratification of the selection of the independent auditors and the restructuring of the Company from a Minnesota corporation to a Delaware business trust. All shareholders of a Company will vote together on these Proposals. The remaining Proposals or Sub-Proposals contained in this Proxy Statement affect only particular Funds and, therefore, only shareholders of those Funds are permitted to vote on those Proposals or Sub-Proposals.

The amount of votes of a Company or Fund that are needed to approve the different Proposals or Sub-Proposals varies. The voting requirements are described within each Proposal or Sub-Proposal.

Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting with respect to the item on which the abstention is noted, and will have the same result as a vote "AGAINST" such item. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. DMC will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

In the event that sufficient votes are not received for the adoption of any proposal, an adjournment or adjournments of the Meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment.

Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown on the top of the previous page of the Proxy Statement.

Proposal One: To Elect a Board of Directors for the Company

This Proposal applies to all Companies.

You are being asked to vote to elect each of the following nominees to the Board of Directors for your Company: Jeffrey J. Nick, Walter P. Babich, Anthony
D. Knerr, Ann R. Leven, Thomas F. Madison, Charles E. Peck, Wayne A. Stork, and Jan R. Yeomans. With the exception of Jan R. Yeomans, each nominee is currently a member of the Board of Directors for each Company. If elected, these persons will serve as Directors until the next Annual or Special Meeting of Shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used to vote for a substitute nominee or nominees as recommended by the existing Boards of Directors.

Directors and Nominees. Presented below is information about the age, position with the Companies, principal occupation and past business experience of each current Director and nominee. With the exception of Thomas F. Madison, each current Director joined each Company's Board in 1997. Thomas F. Madison joined the Board of Directors of each Company in 1994.

Jeffrey J. Nick* (45), Chairman (since 1998), President, Chief Executive Officer and Director and/or Trustee (since 1997) of each of the 34 investment companies in the Delaware Investments family. As of January 1, 1999, Chairman, President, Chief Executive Officer and Director/Trustee of DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Founders Holdings, Inc.; Chairman, Chief Executive Officer and Director of Delaware Distributors, Inc., Delaware International Holdings, Ltd., Delaware International Advisers Ltd. (Director of Delaware International Advisers Ltd. since 1998); Chairman and Chief Executive Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman of Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors L.P.; Chairman and Director of Delaware Capital Management, Inc. and Retirement Financial Services, Inc.; President, Chief Executive Officer and Director of Delaware Management Holdings, Inc. (President and Director of Delaware Management Holdings, Inc. since 1997); Director of Delaware Service Company, Inc. President; Chief Executive Officer and Director of Lincoln National Investment Companies, Inc., 1996 to present; Director of Vantage Global Advisors, Inc., 1996 to present; Director of Lynch & Mayer, Inc. (invest- ment adviser), 1997 to present; Managing Director of Lincoln National UK plc, 1992-1996; Senior Vice President of Lincoln National Corporation responsible for corporate planning and development, 1989-1992.

Walter P. Babich (71), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

Anthony D. Knerr (60), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc., 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

Ann R. Leven (58), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Treasurer, National Gallery of Art, 1994 to present; Director of four investment companies sponsored by Acquila Management Corporation, 1985 to 1998; Deputy Treasurer of the National Gallery of Art, 1990 to 1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

W. Thacher Longstreth** (78), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Philadelphia City Councilman, 1984 to present; Consultant, Packard Press, 1988 to present; Senior Partner, MLW Associates (business consulting), 1983 to present; Director, Healthcare Services Group, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, MicroLeague Micromedia, Inc. (computer game publisher), 1996 to present; Director, Tasty Baking Company, 1968-1991; Vice Chairman, The Winchell Company (financial printing), 1983-1988.

Thomas F. Madison (62), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Chief Executive Officer of MLM Partners, Inc., 1993 to present; Chairman of the Board of Communications Holdings, Inc., 1996 to present; Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Valmont Industries (irrigation systems and steel manufacturing), 1987 to present; Director of Eltrax Systems, Inc. (data communications integration), 1993 to present; Director of Minnegasco, Span Link Communications (software), 1995 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1997 to present; Director of Aon Risk Services, 1996 to present; Director of Digital River, 1997 to present.


Charles E. Peck (72), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group, Inc., 1981 to 1990.
------------
 * This nominee is considered to be an "interested person" of each Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Companies.
** This Director will be retiring from service on the Board of Directors for each Company following election of the new Board and, therefore, is not a nominee.

Wayne A. Stork* (61), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Chairman and Director of Delaware Management Holdings, Inc. and Director of Delaware International Advisors Ltd. In addition, until December 31, 1998, Chairman of each of the 34 investment companies in the Delaware Investments family; Director of Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman and Chief Executive Officer of Delaware International Advisers Ltd; Chairman, Chief Executive Officer and Director of Delaware International Holdings Ltd.; Chief Executive Officer of Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware Investments organization.

Jan R. Yeomans (50), Vice President and Treasurer of the 3M Corporation, 1994 to Present; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1994; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant for Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

Board and Committee Meetings. During the twelve months ended October 31, 1998, each Company held seven Board meetings.

Each Board of Directors has an Audit Committee for the purpose of meeting, at least annually, with the Company's independent auditors and officers to oversee the quality of financial reporting and the internal controls of the Company, and for such purposes as the Board of Directors may from time to time direct. The Audit Committee of each Company consists of the following four Directors appointed by the Board, all of whom are considered to be independent because they are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"): Ann R. Leven, Chairperson, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held six meetings for each Company during the twelve months ended October 31, 1998.

Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Company consists of the following three Directors appointed by the Boards: Anthony D. Knerr and Charles E. Peck, both of whom are independent, and Wayne A. Stork. W. Thacher Longstreth whose term as a committee member would have expired in November 1998, continued to serve until the nominating process for this Meeting of shareholders was completed. This Committee met three times during the past year for the purpose of determining the proposed list of nominees for this Meeting. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for the Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Companies.

Board Compensation. Each independent Director receives compensation from each Company of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and

------------
* This nominee is considered to be an "interested person" of each Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Companies.

do not receive compensation from the Companies. Each independent Director currently receives a total annual retainer fee of $38,000 for serving as a Director for all 34 Companies within the Delaware Investments family, plus $3,145 for each set of Board meetings attended (seven regular meetings). Members of the Audit Committee currently receive additional annual compensation of $5,000 from all Companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

Under the terms of each Company's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Company for a period of time equal to the lesser of the number of years that such person served as a Director or the remainder of such person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the Company at the time of such person's retirement. If an eligible Director of each Company within the Delaware Investments family had retired as of October 31, 1998, he or she would have been entitled to annual payments in an amount equal to the annual retainer fee noted in the previous paragraph. The following table identifies the amount each Director received from each Company and from the fund complex as a whole during the 12 months ending October 31, 1998. Each Director other than Thomas Madison joined the board of Directors of the Companies on May 1, 1997.


                                 Jeffrey J.   Walter P.    Anthony D.     Ann R.     W. Thacher    Thomas F.   Charles E.  Wayne A.
           Company Name             Nick       Babich        Knerr        Leven      Longstreth     Madison      Peck       Stork
------------------------------  ------------ -----------  ------------  ----------  ------------  -----------  ----------  --------
Voyageur Funds, Inc. .........     None       $   928       $   928      $   933      $   898      $   910      $   898      None
Voyageur Insured Funds, Inc...     None       $ 2,067       $ 2,067      $ 2,097      $ 1,916      $ 1,954      $ 1,916      None
Voyageur Intermediate Tax-
 Free Funds, Inc. ............     None       $   922       $   922      $   926      $   904      $   908      $   904      None
Voyageur Mutual Funds, Inc....     None       $ 1,396       $ 1,396      $ 1,410      $ 1,322      $ 1,341      $ 1,322      None
Voyageur Mutual Funds II,
 Inc. ........................     None       $ 1,730       $ 1,730      $ 1,753      $ 1,619      $ 1,647      $ 1,619      None
Voyageur Mutual Funds III,
 Inc. ........................     None       $   895       $   895      $   898      $   880      $   880      $   795      None
Voyageur Tax Free Funds,
 Inc. ........................     None       $ 1,980       $ 1,980      $ 2,008      $ 1,840      $ 1,875      $ 1,840      None
Total Compensation From
 All Companies in the
 Delaware Investments
 Family for the 12 months
 ended October 31, 1998 ......     None       $65,384       $65,384      $66,545      $60,384      $62,467      $60,384      None



Officers. Each Board of Directors and the senior management of the Companies appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Companies: Jeffrey J. Nick, David K. Downes, Richard G. Unruh, Paul E. Suckow, Richard J. Flannery, Michael P. Bishof, George M. Chamberlain, Jr., Joseph H. Hastings, Patrick P. Coyne, Mitchell L. Conery, Elizabeth H. Howell, Andrew M. McCullagh, Jr., George H. Burwell and Gerald S. Frey. Exhibit C includes biographical information and the past business experience of such officers, except for Mr. Nick whose information is set forth above along with the other Directors and nominees. The Exhibit also identifies which officers are also officers of DMC. The above officers of the Companies own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC.


While in the employ of Oppenheimer Management Corporation, Mr. Paul E. Suckow was the subject of an Administrative Proceeding brought by the U.S. Securities and Exchange Commission ("SEC"). As a result of this proceeding, Mr. Suckow was found to have violated Section 34(b) of the 1940 Act by failing properly to disclose material facts in certain books and records by order of the SEC dated December 1, 1992. Mr. Suckow was suspended from the business for 120 days.

Management's Ownership of Delaware Investments Funds. Attached to this Proxy Statement as Exhibit D is a list of the Directors' and nominees' shareholdings of the various Funds within the Delaware Investments family on an individual basis. Exhibit A lists the aggregate holdings by all of the Directors, nominees and executive officers as a group.

Required Vote. Each Director of a Company shall be elected by a majority of votes cast by shareholders of a Company present at the Meeting, regardless of the votes of individual Funds within the Company.

Proposal Two: To Approve the Redesignation of the Fund's Investment Objective from Fundamental to Non-Fundamental

This Proposal applies all Funds.

The investment objective of each Fund is designated as "fundamental," which means that any modifications, even those not resulting in significant changes in the way a fund is managed or the risks to which it is subject, require shareholder approval. Under the 1940 Act, a fund's investment objective is not required to be fundamental. However, many investment companies have elected to designate their investment objectives as fundamental. This practice arose largely as a result of comments provided by state securities regulators in their review of fund registration statements during the state registration process, as well as because of historical drafting conventions.

In light of the enactment of the National Securities Markets Improvement Act of 1996 ("NSMIA"), which eliminated state securities administrative review of investment company registration statements, and in order to provide the Boards of Directors with enhanced flexibility to respond to market, industry or regulatory changes, each Fund's Board of Directors has approved the redesignation from fundamental to non-fundamental of each Fund's investment objective. Directors may change a non-fundamental investment objective at any time without the delay and expense of soliciting proxies and holding a shareholder meeting.

For a complete description of the investment objective of your Fund, please consult your Fund's prospectus. The redesignation from fundamental to non-fundamental will not alter any Fund's current investment objective. If this Proposal is approved, however, Fund management expects to request that the Directors consider a number of modifications to the language used to describe some of the Funds' investment objectives. The requested modifications are designed to modernize and standardize the expression of such investment objectives, but if the modifications are implemented, neither the principal investment design nor the day-to-day management of the Funds would be materially altered. If at any time in the future, the Directors approve a change in a Fund's non-fundamental investment objective, either in connection with the currently anticipated modernization and standardization or otherwise, shareholders will be given notice of the change prior to its implementation.

Required Vote. Approval of this proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. If the redesignation of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

At meetings of the Directors held in July and September, 1998, the Directors considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Board of Directors if each Fund's fundamental investment objective were redesignated as non-fundamental and each Fund's Board of Directors unanimously approved the proposed change.

The Board of Directors unanimously recommends that you vote FOR the redesignation of the investment objective of your Fund as non-fundamental.

Proposal Three: To Approve a Change in the Fund's Fundamental Policy Concerning Diversification of Investments

This Proposal applies only to the following Funds:

Voyageur Insured Funds, Inc.                                   Voyageur Mutual Funds II, Inc.
 Delaware-Voyageur Tax-Free Arizona Insured Fund                Delaware-Voyageur Tax-Free Colorado Fund
 Delaware-Voyageur Minnesota Insured Fund
                                                               Voyageur Tax Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.                      Delaware-Voyageur Tax-Free Minnesota Fund
 Delaware-Voyageur Tax-Free Minnesota Intermediate Fund

Mutual funds generally diversify their investments among many different securities. They are, however, free to choose the extent to which they will diversify their investments, provided they meet certain minimum limits set forth in the 1940 Act and/or the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Generally, in order to be diversified under the 1940 Act, a fund may not invest more than 5% of its total assets in a single issuer (except U.S. government securities, as defined in the 1940 Act), or purchase more than 10% of the outstanding securities of a single issuer. This limit only applies to 75% of the fund's total assets, which means that any fund which is diversified under the 1940 Act may invest up to 25% of its assets in a single security. If a fund elects to be "non-diversified" under the 1940 Act, it must still operate within the diversification requirements of the Internal Revenue Code, which are similar to the 1940 Act diversification requirements, but apply only to 50% of a fund's assets, rather than 75%. As to the remaining 50% of fund assets, a fund may buy as few as two separate securities, each representing 25% of the value of the fund.

The Funds listed above currently are classified and operate as "diversified" funds, as that term is defined in the 1940 Act. Management has recommended to the Directors that the Funds change their classification to "non-diversified," which means that they will operate within the more flexible diversification restrictions contained in the Internal Revenue Code.

Each of the above Funds seeks to achieve its objective through investment in fixed income securities, the interest on which is exempt from federal income taxation and income taxation in the relevant state ("municipal securities"). Funds with this investment profile are often referred to as "state-specific tax-free funds." Many state-specific tax-free funds operate as non-diversified funds for 1940 Act purposes because the universe of available investments for such funds is relatively small. These funds, however, continue to meet the diversification requirements of the Internal Revenue Code.

The proposed change requires shareholder approval under the 1940 Act. In approving the proposed change and concluding that it would recommend it to the Funds' respective shareholders, the Directors considered: (i) the relatively small market for municipal securities; (ii) the fact that many state-specific tax-free funds, including most of the other Delaware-Voyageur state-specific tax-free Funds within the Delaware Investments family, operate as non-diversified funds under the 1940 Act; and (iii) the previous experience of the Funds' investment manager in managing the Funds and the relative difficulty it experienced in locating attractive investments. At their September, 1998 Board meetings, the Directors unanimously approved the proposed change.

The Funds' diversification policies are found in their prospectuses. In the event that shareholders approve the proposed change, each of the Funds listed above would amend its current prospectus disclosure describing its diversification policy. Any future change from non-diversified to diversified status by a Fund would not require shareholder approval under the 1940 Act. If the proposed change is not approved, the Funds will continue to operate within the 1940 Act diversification limitations.

Required Vote. Approval of this proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The Board of Directors unanimously recommends that you vote FOR the change in diversification policy.

Proposal Four: To Approve Standardized Fundamental Investment
Restrictions for the Fund (This Proposal involves separate votes on Sub-Proposals 4A through 4G)

This Proposal applies to all Funds.


                               Proposal Overview

Each Fund is subject to investment restrictions which establish percentage and other limits that govern the Fund's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Funds are permitted to deem other restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by the Board of Directors without shareholder approval. Of course, any change in a Fund's investment restrictions, whether fundamental or not, would be approved by the Board and reflected in the Fund's prospectus or other offering documents.

Unlike investment objectives and policies, which are often different for each Fund, investment restrictions for Funds tend to be the same or similar, because they are based on legal or regulatory requirements that apply to all Funds. Over the years, however, as new Funds were created or added to the Delaware Investments family (including Voyageur Funds within this proxy statement), investment restrictions relating to the same activities were expressed in a variety of different ways. Many older Funds are subject to investment restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, a number of Funds adopted fundamental restrictions in response to state laws and regulations that no longer apply because they were preempted by NSMIA. As a result, a number of fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required at all.

The Directors, together with Fund management and the investment manager, have analyzed the current fundamental investment restrictions of each Fund, and have concluded that six new standardized fundamental investment restrictions should be adopted for each Fund. The proposed investment restrictions relate only to activities that are required under the 1940 Act to be the subject of fundamental policies and restrictions. Management believes that a modern, standardized list of restrictions will enhance the ability of the Funds to achieve their objectives because the Funds will have greater investment management flexibility to respond to changes in market, industry or regulatory conditions. In addition, standardized restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

Most of the Funds currently have fundamental investment restrictions that govern the same activities covered by the proposed fundamental investment restrictions, and a number of Funds currently have other fundamental investment restrictions governing additional activities. Management is recommending that all current fundamental investment restrictions for each Fund be redesignated as non-fundamental at the same time that the six new standardized fundamental investment restrictions are adopted for each Fund. If the current fundamental restrictions are made non-fundamental, the Directors would be able to modify or eliminate the current restrictions without the costs or delays associated with a shareholder vote.

The proposed changes will not affect any Fund's investment objective and will not change the way any Fund is currently being managed or operated, since all current investment restrictions will remain in place as non-fundamental restrictions. If, as proposed, the current fundamental investment restrictions are redesignated as non-fundamental, management expects in the future to recommend that the Board of Directors approve certain modifications designed to result in a more modern and standardized list of investment restrictions for the various Delaware Investments funds. The recommendations by management will likely involve the modification or elimination of current restrictions. The Board of Directors will determine separately for each Fund whether elimination or modification of an investment restriction is appropriate for that Fund.

The six new proposed fundamental investment restrictions are described below within the relevant Sub-Proposals. Unless all of the Sub-Proposals are approved by shareholders of a particular Fund, none of the Sub-Proposals will be adopted for that Fund.

Exhibit E contains a list of the current "fundamental" investment restrictions for each Fund which are proposed to be redesignated as "non-fundamental." That
Exhibit includes the current restrictions relating to the activities which are the subject of the new proposed restrictions and shareholders are encouraged to compare the current and proposed restrictions.

Required Vote. Approval of each Sub-Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The Directors have voted to adopt each of the proposed standardized fundamental investment restrictions for the Funds, as well as to approve the redesignation of the existing fundamental investment restrictions as non-fundamental, and unanimously recommend that you vote FOR each Sub-Proposal 4A through 4G for your Fund.

Sub-Proposal 4A: To adopt a new fundamental investment restriction concerning the concentration of the Fund's investments in the same industry.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. A mutual fund concentrates its investments, for purposes of the SEC, if it invests more than 25% of its "net" assets (exclusive of cash, U.S. government securities and tax-exempt securities) in a particular industry or group of industries. Having the concentration policy apply to "net" assets represents a recent change by the SEC staff from its previous concentration standard which applied to 25% of a fund's "total" assets. The change would slightly reduce a fund's ability to concentrate, since the "net" assets figure is lower than "total" assets of a fund because liabilities are subtracted.

Each Fund currently has a fundamental investment restriction prohibiting it from concentrating its investments in the same industry. There are, however, numerous variations in the way that the investment restriction is described in the Funds' offering documents. In addition, most restrictions define concentration in terms of a percentage of "total" assets, rather than in accordance with the new "net" assets standard.

The Board of Directors recommends that shareholders of each Fund vote FOR the approval of the proposed standardized fundamental investment restriction regarding concentration set forth below. In approving the proposed investment restriction and concluding that it would recommend the investment restriction to Fund shareholders, the Directors considered that the proposed investment restriction will standardize the concentration restriction for the Funds and is intended to provide flexibility for Funds to respond to changes in the SEC staff's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a shareholder vote.

Adoption of the proposed fundamental restriction will not affect the way the Funds are currently managed or operated because the existing concentration restrictions will remain in place as non-fundamental policies unless and until a Fund's Board of Directors modifies them in the future.

Proposed Concentration Restriction: The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

The Board of Directors has also approved a related non-fundamental policy, which will be adopted for each Fund if the new fundamental restriction is approved and which provides that, in applying the concentration restriction:
(i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities. This non-fundamental policy is intended to keep the concentration restriction from unnecessarily limiting a Fund's investments.

Sub-Proposal 4B: To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

Introduction to Sub-Proposal. The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities. A "senior security" is defined as an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits funds from issuing senior securities, in order to limit their ability to use leveraging. In general, a fund uses leveraging when it enters into securities transactions with borrowed money or money to which it has only a temporary entitlement.

The limitations on borrowing and issuing senior securities are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that take precedence over the rights of shareholders. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a fund fails to adhere to the restrictions applicable to borrowing, the fund will be considered to have issued an impermissible senior security. Under the 1940 Act, a fund's investment restrictions relating to borrowing and senior securities must be fundamental.

The current investment restrictions concerning borrowing and senior securities vary considerably from Fund to Fund and are set forth in Exhibit E. Shareholders of each Fund are being asked to approve a new standardized fundamental restriction that covers both borrowing and senior securities and which is designed to reflect current regulatory requirements.

Senior Securities. SEC staff interpretations under the 1940 Act allow open-end funds to engage in a number of types of transactions which might be considered to raise "senior securities" or "leveraging" concerns, so long as the funds meet certain collateral requirements set by the SEC staff. These collateral requirements are designed to protect shareholders. For example, some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (these transactions may be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions, to meet the SEC staff's collateralization requirements. Consistent with SEC staff positions, the senior security restrictions for most of the Funds specifically permit the funds to engage in Leveraging-Type Transactions.

Borrowing. Under the 1940 Act, an open-end fund is permitted to borrow up to 5% of its total assets for temporary purposes from any person so long as the borrowing is privately arranged, and also to borrow from banks, provided that if such bank borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this latter provision is to allow an open-end fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Open-end funds typically borrow money to meet redemptions to avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The borrowing restrictions for Funds limit borrowings to 20%, 10% or 5% of assets, rather than the 331/3% allowed by law. Further, a number of older Funds only permit borrowing "as a temporary measure for extraordinary purposes" and most provide that the Fund may not borrow for leveraging purposes or purchase securities while borrowings are outstanding.

Effects of the Proposed Investment Restriction. Since the proposed investment restriction would provide greater flexibility for such Funds to engage in borrowing and to engage in Leveraging-Type Transactions, the

Funds may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Fund's total return. Further, upon engaging in Leveraging-Type Transactions, the Funds could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks.

The Board of Directors recommends that shareholders of each Fund vote FOR approval of the proposed standardized fundamental investment restriction regarding borrowing and issuing senior securities set forth below. The proposed investment restriction will establish a standardized borrowing and senior securities restriction which is written to provide flexibility for Funds to respond to changes in legal, regulatory or market developments. Adoption of the new restriction, however, will not affect the way the Funds are currently managed or operated because the existing restrictions will remain as non-fundamental policies unless and until the Board of Directors modifies them in the future.

Proposed Borrowing and Senior Securities Restriction: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Sub-Proposal 4C: To adopt a new fundamental investment restriction concerning underwriting.

Each Fund is currently subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a fund's policy or restriction relating to underwriting must be fundamental. A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

From time to time, a mutual fund may purchase a security for investment purposes which it later sells or re-distributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for each Fund specifically permits such re-sales. Management, consistent with SEC staff interpretations, believes that the Funds legally would not be regulated as underwriters in these circumstances.

The Board of Directors recommends that the shareholders of each Fund vote FOR the approval of the proposed standardized fundamental investment restriction regarding underwriting set forth below. The proposed restriction is substantially similar to the current restriction for most Funds. The new restriction is proposed for each Fund because it will help to achieve the goal of standardization of the language of the investment restrictions among all Funds. Adoption of the proposed restriction will not affect the way the Funds are currently managed or operated.

Proposed Underwriting Restriction: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Sub-Proposal 4D: To adopt a new fundamental investment restriction concerning investments in real estate.

Each Fund currently has a fundamental investment restriction prohibiting the purchase or sale of real estate. All of the Funds' current restrictions allow the Funds to invest in companies that deal in real estate, or to invest in securities that are secured by real estate. Under the 1940 Act, a fund's policy or restrictions regarding investments in real estate must be fundamental.

The Board of Directors recommends that shareholders of each Fund vote FOR the approval of the proposed standardized fundamental investment restriction regarding real estate set forth below. The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Funds. The proposed investment restriction will permit Funds to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objective and policies. Adoption of the proposed restriction will not affect the way the Funds are managed or operated because the current restrictions will remain as non-fundamental policies unless and until the Board of Directors modifies them in the future.

Proposed Real Estate Restriction: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Sub-Proposal 4E: To adopt a new fundamental investment restriction concerning investments in commodities.

All of the Funds currently are subject to fundamental investment restrictions prohibiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, policies and restrictions regarding commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates, are considered to be commodities. If a Fund buys a financial futures contract, it obtains the right to receive (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund is entitled to receive) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

The Board of Directors recommends that shareholders of each Fund vote FOR the approval of the proposed standardized fundamental investment restriction regarding commodities set forth below. The proposed restriction would standardize the language of the restriction among the various Funds and provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, and, thus is broader than many Funds' current restrictions. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager determines that such investments are advisable and such practices are affirmatively authorized by the Board of Directors. Adoption of the restriction will not affect the way the Funds are currently managed or operated because the existing commodities restrictions will remain as non-fundamental policies unless and until the Board of Directors modifies them in the future.

Proposed Commodities Restriction: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Sub-Proposal 4F: To adopt a new fundamental investment restriction concerning lending by the Fund.

Each of the Funds is currently subject to a fundamental investment restriction limiting its ability to make loans. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans, the Funds current fundamental restrictions specifically permit such investments. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income.

The Board of Directors recommends that shareholders of each Fund vote FOR the approval of the proposed standardized fundamental investment restriction regarding lending set forth below. The proposed restriction prohibits loans by the Funds except in the circumstances described above and, in some cases, would provide more flexibility than the current lending restriction because of the authority to engage in securities lending. Although securities lending involves certain risks if the borrower fails to return the securities, management believes that increased flexibility to engage in securities lending does not materially increase the risk to which the Funds are currently subject. Also, the adoption of the restriction will not affect the way the Funds are currently managed or operated, because the existing lending restrictions will remain in place as non-fundamental policies unless and until the Board of Directors modifies them in the future.

Proposed Lending Restriction: The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Sub-Proposal 4G: To redesignate all current fundamental investment restrictions as non-fundamental.

Each Fund currently is subject to its own list of fundamental investment restrictions. Exhibit E lists the current fundamental investment restrictions of each Fund. Some of the Funds are also subject to their own list of non-fundamental investment restrictions. As described in the previous Sub-Proposals, all Funds have a fundamental investment restriction governing concentration, borrowing, underwriting, real estate, commodities and lending and most Funds have a fundamental investment restriction governing senior securities. Many of the Funds, especially the older Funds, have additional fundamental investment restrictions governing activities that are no longer required to be subject to fundamental investment restrictions.

The Directors and Fund management recognize that many of the current fundamental investment restrictions cover the same activities as the proposed, standardized fundamental investment restrictions so that there will be overlapping restrictions. However, rather than asking shareholders for approval to eliminate the current restrictions at this time in favor of the new standardized restrictions, the Board of Directors for each Fund is recommending that all current fundamental restrictions be redesignated as non-fundamental. Approval of the proposed redesignation will not change any of the current restrictions. If the current restrictions are made non-fundamental, however, Fund management and the Directors expect to evaluate each Fund's investment restrictions on an individual basis given the particular investment objective and policies of the Fund. Over time, the Funds' investment restrictions can be standardized, if appropriate. With the exception of a Fund's classification as a diversified fund for purposes of the 1940 Act, the proposed reclassification of the current investment restrictions as non-fundamental will provide the Directors with the authority and ability to make such changes without being required to seek an additional shareholder vote. Even if a Fund does not designate its status as a diversified fund as fundamental, the 1940 Act would require shareholder approval of any proposal to convert it to a non-diversified fund.

The conversion of investment restrictions to non-fundamental will provide management of the Funds with the flexibility to respond to industry changes and also to take advantage of unique pricing and distribution structures that have developed over the past ten years. For example, eliminating certain fundamental restrictions and converting them to non-fundamental would permit the Funds to operate in a "master-feeder" structure at some point in the future should management determine that such a structure were appropriate.

In a "master-feeder" structure, investors purchase shares of one or more feeder funds which, in turn, invest all of their assets in corresponding master funds which have identical investment objectives, policies and restrictions as the feeder funds. The assets are collectively managed at the master fund level and the different feeder funds can have varying distribution and expense structures. The principal advantage of the master-feeder structure is the consolidation of investment management of multiple identical investment pools into one investment pool. The structure is also sufficiently flexible to permit offshore feeder funds' assets to be managed at the master fund level.

By making the investment restrictions non-fundamental, the Board will have the flexibility to ensure that the investment restrictions of a Fund will not limit the Fund's ability to operate in a master-feeder structure. Before any existing Fund would convert to a master-feeder structure, shareholders would be notified of such a change and the prospectus of the particular Fund would be amended to disclose the ability to operate in a master-feeder structure.

The Board of Directors recommends that shareholders of each Fund vote FOR the approval of the proposal to redesignate all current "fundamental" restrictions, as "non-fundamental."

Proposal Five: To Approve a New Investment Management Agreement for the Fund

This Proposal applies to all Funds.


                               Proposal Overview

Shareholders of the Funds are being asked to approve a new Investment Management Agreement with Delaware Management Company (previously defined as "DMC"), the current investment manager for each Fund. The new Investment Management Agreements will reflect one or more of the following changes, all of which are explained in further detail below.

o Management fee increase or management fee decrease, together with the addition of fee "breakpoints," which reduce fee rates as Fund assets grow. The term "breakpoint" refers to a point in a fee schedule where the fee rate charged on a certain amount of assets declines. The reduced rate applies only to fund assets within the range described for that breakpoint.

o Potential management fee decrease due to the addition or restructing of breakpoints which would result in lower fees as Fund assets grow.

o Elimination of a provision concerning shareholder approval of amendments.

o Miscellaneous changes to the form of the Agreement designed to standardize the language of the Agreement among all Delaware Investments funds.

To determine the proposed change in management fees for your Fund, please check the table at page 16.

Required Vote. Approval of this Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

If shareholders approve the new Agreements, any modified management fees will take effect on April 1, 1999, or at a later date if the Meeting is postponed or adjourned. If a new Agreement is not approved for a particular Fund, the current Agreement will continue in effect.

The Board of Directors for each Fund has unanimously approved the proposed Agreements and recommends that you vote FOR the new Investment Management Agreement for your Fund.


                      Proposed Changes in Management Fees

Purpose of Management Fees. Each Fund has hired DMC to serve as its investment manager. Under the current Investment Management Agreements, the portfolio management team for each Fund regularly decides which securities or instruments to buy or sell for the Fund and the investment manager directly or indirectly arranges for the placement and execution of orders for the purchase or sale of such securities and instruments. The investment manager is also responsible for each Fund's regulatory compliance and general administrative operations and provides regular reports to the Fund's Board of Directors. The management fees paid by a Fund, in part, are used by its investment manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Fund and to administer its affairs.

Reasons for Proposed Changes in Management Fees. At the request of the Boards, management recently undertook a complete review of the level and structure of the management fees for each fund within the Delaware Investments family. The extensive review process was performed with the guidance of an outside consultant to help ensure the accuracy of the results and conclusions. The process involved the comparison of each fund with its own universe of "competing" funds, which were identified based on investment objective, asset type and distribution channel. Once competing funds were identified, management compared fee rates at various asset sizes to evaluate both fee rates and breakpoint structures. Management's goal was to establish a consistent fee structure for the various Delaware Investments funds that would be competitive with funds with a similar investment objective and size in the current marketplace.

Management believes that a competitive management fee structure is needed to ensure that Delaware Investments will continue to be able to deliver funds with competitive expense ratios and provide the increased investment opportunities and service options that are now available to shareholders. Also, in recent years, management has noticed increased competition for talented investment and service professionals along with growing expenses in order to recruit and retain such personnel. By establishing fee levels at competitive market rates, management believes it can continue to attract talented professionals and support high-quality, long-term investment management and shareholder services to help maintain solid investment performance.

Description of Proposed Changes in Management Fees. As a result of its analysis, management has identified a number of different management fee pricing levels to be established for the funds in the Delaware Investments family, each reflecting the dynamics and complexity of managing the assets of particular categories of funds based on asset type (such as equity or fixed-income), sub-divisions within asset type (such as "insured" or "non-insured" fixed-income securities) and geography (such as domestic or international). In addition, management identified a standardized schedule of breakpoints for funds at each of the management fee level categories, so that management fees will be reduced if a fund's assets grow to certain levels, in order to allow the funds to benefit from economies of scale. The meetings described in this Proxy Statement are part of a series of shareholder meetings to be held at which the standardized management fee pricing levels and schedules of breakpoints will be put into place for many of the Delaware Investments funds.

The chart included in Exhibit F shows the current and proposed management fee rates for each Fund and the dollar amounts paid to the investment manager and its affiliates during the last fiscal year. If a management fee increase is proposed, the chart shows the dollar amount that the Fund would have paid to DMC if the proposed management fees had been in effect. The chart also shows whether DMC has waived any management fees. In addition, in order to demonstrate the effect that the proposed management fee changes are expected to have on the overall expenses of the Funds, Exhibit G contains a Fee Table and Expense Example for each Fund for which an increase in the fee rate is proposed, showing the actual expense levels under the current management fees and the projected expense levels following implementation of the proposed management fees.

Board Consideration of Proposed Management Agreement Changes. In considering the proposed management fee changes, the Directors reviewed extensive materials concerning the methodology used by management to identify competitive peer groups for comparison and to develop proposed management fee pricing and breakpoint levels for the various categories of Funds. The Directors reviewed separate reports for each Fund containing detailed comparative management fee and expense information of each Fund and other funds in the relevant peer group, as well as expense ratio comparisons with relevant mutual fund indices. The Directors assessed how the management fee changes would position each Fund within its peer group. The Directors also reviewed and considered performance and ranking data for each Fund along with other comparative funds within the investment objective category, as well as a performance comparison to a relevant securities index for each Fund. In addition to the expense and performance information, the Directors reviewed the investment manager's historical profitability with respect to each Fund and the anticipated effects of any management fee changes.

The Directors also considered the reasons presented by management with respect to each proposed management fee change, including the anticipated impact of management fee increases or decreases on shareholders of the Funds. In support of fee increases for particular Funds, the Directors considered various factors including the enhanced service options and investment opportunities that are made available to shareholders, the growing expense associated with recruiting and retaining qualified investment and service professionals in an increasingly competitive industry and the importance of supporting quality, long-term service by investment managers to help achieve solid investment performance.

Following consideration of all of the information and factors discussed above, the Directors for each Fund, including all of the independent Directors, unanimously approved the proposed management fee changes.

     Summary of Proposed Management Fee Changes. The following table lists the proposed changes to investment management fees for each of the Funds. While the table generally describes the type of proposed changes in management fees, shareholders are directed to Exhibit F, which sets forth in detail the current and proposed management fee schedules, including proposed changes in breakpoints. Shareholders are also directed to Exhibit G, which contains information comparing expenses under a Fund's current Agreement with those that would be borne by the Fund under its proposed Agreement. These Exhibits are important to a complete understanding of the proposed changes and shareholders are encouraged to review them.



                          Company/Fund Name                              Proposed Management Fee Change
---------------------------------------------------------------------   -------------------------------
Voyageur Funds, Inc.
 Delaware-Voyageur US Government Securities Fund ....................   Increase/Add Breakpoints

Voyageur Insured Funds, Inc.
 Delaware-Voyageur Tax-Free Arizona Insured Fund ....................   Potential Decrease due to
                                                                        Addition of Breakpoints

 Delaware-Voyageur Minnesota Insured Fund ...........................   Potential Decrease due to
                                                                        Addition of Breakpoints
Voyageur Intermediate Tax-Free Funds, Inc.
 Delaware-Voyageur Tax-Free Minnesota Intermediate Fund .............   Increase/Add Breakpoints

Voyageur Mutual Funds, Inc.
 Delaware-Voyageur Tax-Free Arizona Fund ............................   Increase/Add Breakpoints

 Delaware-Voyageur Tax-Free California Fund .........................   Increase/Add Breakpoints

 Delaware-Voyageur Tax-Free Idaho Fund ..............................   Increase/Add Breakpoints

 Delaware-Voyageur Tax-Free Iowa Fund ...............................   Increase/Add Breakpoints

 Delaware-Voyageur Minnesota High Yield Municipal Bond Fund .........   Decrease/Add Breakpoints

 Delaware-Voyageur Tax-Free New York Fund ...........................   Increase/Add Breakpoints

 Delaware-Voyageur Tax-Free Wisconsin Fund ..........................   Increase/Add Breakpoints

 National High Yield Municipal Bond Fund ............................   Decrease/Add Breakpoints

Voyageur Mutual Funds II, Inc.
 Delaware-Voyageur Tax-Free Colorado Fund ...........................   Increase/Add Breakpoints

Voyageur Mutual Funds III, Inc.
 Aggressive Growth Fund .............................................   Decrease/Add Breakpoints

 Growth Stock Fund ..................................................   Decrease/Add Breakpoints

 Tax-Efficient Equity Fund ..........................................   Potential Decrease due to
                                                                        Change in Breakpoints
Voyageur Tax-Free Funds, Inc.
 Delaware-Voyageur Tax-Free Minnesota Fund ..........................   Increase/Add Breakpoints

 Delaware-Voyageur Tax-Free North Dakota Fund .......................   Increase/Add Breakpoints


          Other Proposed Changes to Investment Management Agreements

In addition to modifications to the management fee structure, other changes to the Investment Management Agreements are proposed for each Fund. The proposed changes are designed to standardize the form of Agreement among all funds within the Delaware Investments family.

Shareholder Approval of Amendments to Investment Management Agreements. Under the 1940 Act, shareholder approval is normally required before any fund investment management agreement can be materially amended. The purpose of this requirement is to allow shareholders to make decisions concerning provisions of an investment management agreement that could affect their investment.

Funds are, however, permitted to amend such agreements without shareholder approval if, for example, the change involves a decrease in management fee rates or a potential decrease due to the introduction or restructuring of breakpoints. In such cases, the SEC staff believes that mutual funds should not be required to experience the delay and costs of seeking shareholder approval, since shareholders are generally assumed to be in favor of management fee decreases.

Each Fund's current Investment Management Agreement requires shareholder approval of any amendment to the Agreement, regardless of whether shareholder approval would be required under federal law. Management proposes to change the Agreements to permit amendments without shareholder approval in appropriate circumstances like those described above.

Miscellaneous Changes. In addition to the changes discussed above, there are certain miscellaneous changes designed to standardize the form of Agreement among all Delaware Investments funds. First, the Agreements for the Funds will reflect non-material language and structural changes to conform the Agreements to the standard Delaware Investments model Agreement. Second, each new Agreement will contain a provision permitting the names "Delaware," "Delaware Investments" or "Delaware Group" to be used by other funds, series or classes, whether already existing or to be created in the future, which are, or may be, sponsored or advised by DMC. The first Delaware Investments fund to use the word "Delaware" in its name was the Delaware Balanced Fund (formerly Delaware
Fund) series of Delaware Group Equity Funds I, Inc., which was originally established in 1938. Although management has reached no conclusion as to whether the Delaware Balanced Fund may have a claim to the use of the name "Delaware," each Agreement will recognize the ability of multiple Funds to use the words described above in their names.

                   Information about the Investment Manager

DMC serves as investment manager for each of the Funds. DMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

On November 1, 1998, DMC was managing approximately $15.8 billion in assets in various open-end and closed-end mutual fund accounts. Other affiliates of DMC were managing additional institutional and separate account assets in the amount of $27.8 billion on that date.

DMC is an indirect, wholly owned subsidiary of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters currently in Fort Wayne, Indiana, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

DMC also provides investment management or sub-advisory services to other Funds within the Delaware Investments family which have investment objectives that are similar to those of the Funds to which this proxy statement applies. For the names of these other funds, together with their current (and proposed, in some cases) management or sub-advisory fee rates, see Exhibit H.

DMC is a series of Delaware Management Business Trust. The Trustees who operate the business and their principal occupations (which are positions with DMC) are as follows: Jeffrey J. Nick, Chairman, President, and Chief Executive Officer; Richard G. Unruh, Jr., Executive Vice President; David K. Downes, Executive Vice President, Chief Operating Officer and Chief Financial Officer; Richard J. Flannery, Executive Vice President and General Counsel; and John B. Fields, Vice President/Senior Portfolio Manager.


                   Other Information Relevant to Approval of
                       Investment Management Agreements

The form of proposed Investment Management Agreement for the Funds is attached as Exhibit I. Each current and proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Fund by (i) a vote of a majority of the Board of Directors, or
(ii) a vote of a majority of the outstanding voting securities of the Fund, and
(iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Fund, by a vote of a majority of the Board of Directors, or (ii) by a vote of a majority of the outstanding voting securities of a Fund, or (iii) by DMC, at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed Agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to DMC or its advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Funds. The services these brokers provide may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager in connection with its investment decision-making process with respect to one or more funds or accounts that it manages, and need not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide those services, if the higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, part of the services constitute brokerage and research services used in connection with the investment decision-making process and the remainder of the services constitute services used in connection with administrative or other functions not related to the investment decision-making process. In these cases, the investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services it uses in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Fund, the investment manager shall not be liable to the Fund or any shareholder of the Fund for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.


                        Other Agreements with the Funds

Each Company is currently party to a Distribution Agreement relating to the Funds with Delaware Distributors, L.P. (the "Distributor"), an affiliate of DMC. The Distributor's principal address is 1818 Market Street, Philadelphia, PA 19103. Pursuant to the Distribution Agreement, the Distributor provides underwriting, distribution and marketing services to the Funds. The Agreement includes references to distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act. The Companies are also parties to a Shareholders Services Agreement and a Fund Accounting Agreement with Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, pursuant to which DSC provides fund accounting, shareholder servicing, dividend disbursing and transfer agency services. Exhibit F to this Proxy Statement lists the amount of payments made to the Distributor pursuant to Rule 12b-1 Plans and to DSC pursuant to service agreements, for each Fund's most recently completed fiscal year.

Proposal Six: To Approve a New Sub-Advisory Agreement for the Fund

This Proposal applies only to the following Funds:
Voyageur Funds, Inc.                             Voyageur Mutual Funds III, Inc.
 Delaware-Voyageur US Government                   Growth Stock
   Securities Fund

Shareholders of the two Funds listed above are being asked to approve a new Sub-Advisory Agreement with their Fund's existing sub-adviser, Voyageur Asset Management LLC ("VAM"). Exhibit F to this Proxy Statement sets forth the sub-advisory fee rates and other information about the current sub-advisory agreements. New Agreements are being proposed at this time because the existing Agreements will terminate if new Investment Management Agreements are approved as described in Proposal Five.

The proposed Sub-Advisory Agreements do not contain any changes in sub-advisory fee rates and are largely identical to the current Sub-Advisory Agreements. There are a number of minor changes in language in the form of the Agreement, which are designed to result in a single, standardized Agreement among all Delaware Investments funds that use sub-advisers.

One new provision requires VAM to share in any fee waiver or expense limitation arrangement entered into by DMC for those Funds. This provision would not affect the amounts to be paid by the Fund, but VAM may receive less, depending on management fee waivers or expense limitations.

Required Vote. Approval of this Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

If approved by shareholders, the proposed Sub-Advisory Agreement for a Fund will take effect following the approval. If a proposed Sub-Advisory Agreement is not approved for a Fund, but the proposed Investment Management Agreement is approved, DMC will take responsibility for all aspects of investment management until such time as a new sub-advisory arrangement is approved by the Board and by shareholders. If neither the proposed Investment Management Agreement nor the proposed Sub-Advisory Agreement for a Fund is approved by shareholders, the current Agreements will remain in place.

The Board of Directors for each Fund has unanimously approved the proposed Sub-Advisory Agreements and recommends that you vote FOR the new Sub-Advisory Agreement for your Fund.


                       Information About the Sub-Adviser

VAM is registered as an investment adviser under the Advisers Act and has been providing advisory services to each of the US Government Securities Fund and the Growth Stock Fund since April 30, 1997. VAM is located at 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402.

On December 31, 1998, VAM was managing approximately $6.8 billion in assets for various government, corporate and high net worth individual clients.

VAM is owned in part by its senior executives: Frank C. Tonnemaker, James C. King and Louis V. Nanne; and in part, through an intermediate holding company, by the Dougherty Financial Group LLC (the "Dougherty Group"). The owners of the Dougherty Group are Michael E. Dougherty, James O. Pohlad, Robert C. Pohlad, William M. Pohlad and Gerald A. Kraut.

Mr. Frank C. Tonnemaker serves as President and as a director of VAM. In addition to Mr. Tonnemaker, the other directors of VAM and their principal occupations are: James C. King, Executive Vice President and Chief Investment Officer -- Equities of VAM; Louis V. Nanne, Executive Vice President of VAM; Michael E. Dougherty, Chairman of the Board of Directors of the Dougherty Group; Gerald A. Kraut, President and Chief Executive Officer of the Dougherty Group; John G. Taft, President and Chief Executive Officer of the Dougherty Summit Securities LLC; and Thomas J. Abood, Secretary of VAM and Senior Vice President and General Counsel of the Dougherty Group.


                   Other Information Relevant to Approval of
                            Sub-Advisory Agreements

The form of proposed Sub-Advisory Agreement for the Funds is attached as Exhibit J. Each current and proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Fund by (i) a vote of a majority of the Board of Directors, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Fund, by a vote of a majority of the Board of Directors, or (ii) by a vote of a majority of the outstanding voting securities of a Fund, or (iii) by the sub-adviser at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act and upon the termination of the Investment Management Agreement to which it relates.

The specific terms of the current and proposed Sub-Advisory Agreements that relate to the provision of advisory services are virtually identical to the terms of the corresponding Investment Management Agreements, which are described in Proposal Five under "Other Information Relevant to Approval of Investment Management Agreements."

Proposal Seven: To Ratify the Selection of Ernst & Young LLP as
Independent Auditors for the Company

This Proposal applies to all Companies.

The Boards of Directors have selected Ernst & Young LLP as independent auditors of each Company for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Each Companies' Audit Committee meets periodically with the representatives of Ernst & Young LLP to receive reports from Ernst & Young LLP and plan for the Companies' audits.

Required Vote. A simple majority (more than 50%) of the outstanding voting securities of each Company, regardless of individual Funds within a Company, is required to ratify the selection of Ernst & Young LLP as independent auditor for each such Company.

The Board of Directors of each Company unanimously recommends that shareholders ratify the selection of Ernst & Young LLP as independent auditors for such Company for the current fiscal year.

Proposal Eight: To Approve the Restructuring of the Company from a Minnesota Corporation into a Delaware Business Trust and the
Dissolution of the Minnesota Corporation

This Proposal applies to all Companies.

The Board of Directors of each Company has approved separate Agreements and Plans of Reorganization (a "Plan" or the "Plans") substantially in the form attached to this Proxy Statement as Exhibit K. Each Plan provides for a reorganization (hereafter, the "Reorganization") pursuant to which each Company will change its state and form of organization from a Minnesota corporation into a Delaware business trust.

For each Company, the Reorganization involves the continuation of the Company in the form of a newly created Delaware business trust. These corresponding new Delaware business trusts will be referred to in this Proposal as "New Companies." The Funds in each of the Companies will become corresponding new Funds ("New Funds") of the New Companies and will carry on the business of the Companies.

Under the Reorganization, the investment objective of each New Fund will be the same as that of its corresponding Fund; the portfolio securities of each Fund will be transferred to its corresponding New Fund; and shareholders will own interests in each New Company that are equivalent to their interests in the corresponding Company on the closing date of the Reorganization. The directors, officers and employees of each Company on the effective date of the Reorganization will become the trustees, officers and employees, respectively, of the corresponding New Company and will operate each New Company in the same manner as they previously operated the corresponding Company. DMC will remain as investment manager. For those Funds with sub-advisory arrangements, VAM will remain as the sub-adviser. Each New Company and New Fund will have substantially the same name as its corresponding Company and Fund. Each New Company will have the same fiscal year as the corresponding Company, and the mailing address and telephone number of the principal executive offices of each New Company will be the same as its corresponding Company. For all practical purposes, a shareholder's investment in a Fund will not change.

Background and Reasons for the Reorganizations. The Boards unanimously recommend conversion of the Companies into Delaware business trusts because they have determined that the Delaware business trust form of organization is an inherently flexible form of organization and would provide certain administrative advantages to the Companies. Delaware business trust law contains provisions specifically designed for mutual funds and there is a well established body of corporate legal precedent that may be relevant in deciding issues pertaining to the trust. Those provisions take into account the unique structure and operation of mutual funds, and allow mutual funds to simplify their operations by reducing administrative burdens so that, in general, they may operate more efficiently.

Under Delaware business trust law, the New Companies will have more flexibility to respond to future business contingencies. For example, a New Company will have the power to cause each New Fund to become a separate trust and to change the New Company's domicile all without a shareholder vote, unless such vote is required under the 1940 Act or other applicable law. This flexibility may permit the New Company to operate under the most advanced form of organization and could help reduce the expense and frequency of future shareholders' meetings for non-investment related issues.

The Reorganizations also will increase uniformity among the mutual funds within the Delaware Investments family. Increased uniformity among the mutual funds, many of which share common directors, trustees, officers and service providers, is expected to reduce the costs and resources devoted to compliance with various state laws and also reduce administrative burdens.

For these reasons, the Boards believe it is in the interests of the shareholders to reorganize the Companies into Delaware business trusts. The Boards reserve the right to abandon a Reorganization if they determine that such action is in the best interests of a Company.

The following discussion applies to the Reorganization of each Company except where otherwise specifically noted.

Consequences and Procedures of the Reorganization. The net asset value of the shares of each class of each Fund will not be affected by the Reorganization. Each New Company has been organized specifically for the purpose of effecting the Reorganization. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to a Company or its shareholders, or to any New Company. (See "Certain Federal Income and State Tax Consequences of the Plan, below.")

To accomplish the Reorganization, the Plan provides that each Company will transfer all of the assets of each of its Funds subject to its related liabilities, to the corresponding New Company and to each of its corresponding New Funds. The New Company will establish an account for each shareholder and will credit to that account the exact number of full and fractional shares of the class of the New Fund that such shareholder previously held in the same class of the corresponding Fund on the effective date of the Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that he or she owned as of the effective date of the Reorganization. On the date of the Reorganization, the net asset value per share of each class of shares of each Fund will be the same as the net asset value per share of the corresponding class of shares of the New Fund. The New Company will assume all liabilities and obligations of the Company. As soon as practicable after the effective date of the Reorganization, the current Fund will be dissolved and its existence terminated.

On the effective date of the Reorganization, each certificate representing shares of a class of a Fund will represent an identical number of shares of the same class of the corresponding New Fund. Shareholders will have the right to exchange their certificates of the Company for certificates of the New Company.


Each Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Board. If a Reorganization is not approved by shareholders or if the Board determines to terminate or abandon the Reorganization, the Company will continue to operate as a Minnesota corporation.

Capitalization and Structure. Each New Company was established pursuant to a substantially identical Agreement and Declaration of Trust ("Trust Document") under the laws of the State of Delaware. Each New Company is organized as a series company. The Trust Document permits the Trustees to issue an unlimited number of shares of beneficial interest, with no par value. The Board of Trustees of the New Company has the power to divide such shares into an unlimited number of series or classes of beneficial interest without shareholder approval. Each New Company has designated the same number of series and classes as its corresponding Company. Each share of a New Fund represents an equal proportionate interest in the assets and liabilities belonging to that series (or class).

Shares of the respective classes of the New Funds have substantially the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the shares of the corresponding Funds. Please see Exhibit L, "Comparison and Significant Differences Between Delaware Business Trusts and Minnesota Corporations." Shares of the respective classes of each Fund are, and, when issued, shares of each corresponding New Fund will be, fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

At the time of Reorganization, shares of the respective classes of a Fund will be exchanged for an identical number of shares of the same class of the corresponding New Fund. Thereafter, shares of each class of the New Fund will be available for issuance at their net asset value applicable at the time of sale. Each New Company will adopt the corresponding Company's existing registration statement under the Securities Act of 1933 and the 1940 Act.

Effects of Shareholder Approval of the Reorganization. An investment company registered under the 1940 Act is required to: (i) submit the selection of the company's independent auditors to all shareholders for their ratification; (ii) call a special meeting to elect directors (trustees) within 60 days if, at any time, less than one half of the directors (trustees) holding office have been elected by all shareholders; and (iii) submit any proposed investment management agreement and sub-advisory agreement relating to a particular series of the investment company to the shareholders of that series for approval.

Each Board believes that it is in the best interest of the shareholders of each Company (who will become the shareholders of a corresponding New Company if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting for the New Company to obtain the shareholder approvals described above shortly after the closing of the Reorganization. Each Board also believes that it is not in the best interest of the shareholders to carry out a Reorganization if the surviving New Company would not have a Board of Trustees, independent auditors, and investment management agreements or sub-advisory agreements complying with the 1940 Act.

Each Board will, therefore, consider approval of a Reorganization by the requisite vote of the shareholders of the Company to constitute the approval of the Plan contained in Exhibit K, and also to constitute, for the purposes of the 1940 Act: (i) ratification of the independent auditors for each Company as the New Company's independent auditors (please see Proposal Seven); (ii) election of the Directors of the Company as the trustees of the New Company (please see Proposal One); (iii) approval by the shareholders of each Fund of the investment management agreement between the New Company on behalf of the New Fund and DMC, which will be substantially identical to the agreement that is in place between the Company and DMC (please see Proposal Five); and (iv) for those Funds subject to a sub-advisory agreement, approval by the shareholders of the Fund of the sub-advisory agreement between DMC and VAM which will be substantially identical to the agreement that is in place between DMC and VAM (please see Proposal Six).

Assuming approval of a Reorganization by shareholders, a New Company will issue a single share of each class of each New Fund to the corresponding Company. Prior to the Reorganization, the officers will cause the Company, as the sole shareholder of the corresponding New Company, to vote such shares "FOR" the matters specified in the above paragraph. Each New Company will then consider the requirements of the 1940 Act referred to above to have been satisfied.

Investment Objective, Policies and Restrictions. The investment objective, policies and restrictions for each New Fund will be the investment objective, policies and restrictions of the corresponding Fund immediately prior to the reorganization. That is, each New Fund's investment objective, policies and restrictions will reflect the results of the shareholders' votes on Proposals Two, Three and Four.

Investment Management Agreements. If the proposed new investment management agreement relating to a Fund, and as proposed and described in Proposal Five (a "New Agreement"), is approved by the shareholders of the Fund, the terms of the investment management agreement for the corresponding New Fund will be substantially identical to the New Agreement for the Fund. For each Fund for which the New Agreement described in Proposal Five is not approved, if any, the investment management agreement for the corresponding New Fund will be substantially identical to the existing investment management agreement currently in place for that Fund.

Sub-Advisory Agreements. For a Fund with sub-advisory arrangements, if the proposed new sub-advisory agreement relating to a Fund, as proposed and described in Proposal Six (a "New Sub-Advisory Agreement"), is approved by the shareholders of the Fund, the terms of the sub-advisory agreement for the corresponding New Fund will be substantially identical to the New Sub-Advisory Agreement for the Fund. For each Fund for which the New Sub-Advisory Agreement described in Proposal Six is not approved, if any, the sub-advisory agreement for the corresponding New Fund will be substantially identical to the existing sub-advisory agreement currently in place for that Fund, unless the Investment Management Agreement to which it relates is approved. In that instance, DMC will take responsibility for all aspects of investment management until such time as a new sub-advisory arrangement is approved by the Board and by shareholders.

Certain Federal Income and State Tax Consequences of the Plan. It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Company and the New Company, that, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Company for the shares of the corresponding New Company, the transfer of those shares to the holders of shares of the Company, and the liquidation and dissolution of the Company pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Company, the New Company, or shareholders of the Company or the New Company. A shareholder's adjusted basis for tax purposes in the shares of the New Company after the exchange and transfer will be the same as his or her adjusted basis for tax purposes in the shares of the Company immediately before the exchange.

As a business trust, each New Company (or, in certain circumstances, its shareholders who are Pennsylvania residents) would be subject to the Pennsylvania county personal property tax. However, at present, Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax. However, if the personal property tax were reinstituted, or any similar state or local tax were imposed, each New Company's options would be reevaluated at that time.

Each shareholder should consult his or her own tax adviser with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

Shareholder Servicing Arrangements and Distribution Plans. Each New Company will enter into agreements with DSC for transfer agency, dividend disbursing and shareholder servicing and fund accounting services that are substantially identical to the agreements currently in effect for each corresponding Company for such services. Delaware Distributors, L.P. will serve as the distributor for the shares of the New Funds under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Funds.

Each New Company has adopted distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of certain classes of shares that are substantially identical to the distribution plans currently in place for the same classes of shares of the Company.

Requests for Redemption of the Company. Any request to redeem shares of the Company that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Company. Any request to redeem shares of a Company received or processed after the Reorganization will be treated as a request for the redemption of shares of the corresponding New Company.

Expenses of the Reorganization. Because the Reorganization will benefit the Company and its shareholders, the Board has authorized that the expenses incurred by a Company in the Reorganization or arising out of the Reorganization shall be paid by the Company, whether or not the Reorganization is approved by the shareholders.

Comparison of Legal Structures. A comparison of the Delaware Business Trust Act with the Minnesota Business Corporation Act, including a comparison of relevant provisions of the governing documents of the Companies and the New Companies, is included in Exhibit L, which is entitled "Comparison and Significant Differences Between Delaware Business Trusts and Minnesota Corporations."

Required Vote. The Plans and the transactions contemplated thereby, including the liquidation and dissolution of the Companies, requires the approval of a simple majority (more than 50%) of the outstanding voting securities of a Company, regardless of individual funds within the Company.

The Board unanimously recommends that you vote FOR the Reorganization.

                                    EXHIBIT A

             OUTSTANDING SHARES AS OF RECORD DATE (January 18, 1999)



                                                                     Shares Owned
                                                                        by Fund
                                                                      Directors,
                                                                     Nominees and
                                                   Shares         Executive Officers         Percent
                                                 Outstanding          as a Group             of Fund/
                                                     on                  as of               Company
                Company/Fund                    Record Date*       October 31, 1998           Owned
-------------------------------------------  ------------------  --------------------  -------------------
Voyageur Funds, Inc.
   Delaware-Voyageur US Government
    Securities Fund .......................   8,108,895.311              N/A                    N/A
Voyageur Insured Funds, Inc
   Delaware-Voyageur Tax-Free Arizona
    Insured Fund ..........................  16,077,890.710              N/A                    N/A
   Delaware-Voyageur Minnesota Insured
    Fund ..................................  27,252,167.943              N/A                    N/A
Voyageur Intermediate Tax-Free Funds, Inc.
   Delaware-Voyageur Tax-Free Minnesota
    Intermediate Fund .....................   5,584,847.193           16,651.894           0.31%/0.31%
Voyageur Mutual Funds, Inc.
   Delaware-Voyageur Tax-Free Arizona Fund    1,734,073.293              N/A                    N/A
   Delaware-Voyageur Tax-Free California
    Fund ..................................   2,740,628.785              N/A                    N/A
   Delaware-Voyageur Tax-Free Idaho Fund ..   4,574,761.739              N/A                    N/A
   Delaware-Voyageur Tax-Free Iowa Fund ...   4,465,585.053              N/A                    N/A
   Delaware-Voyageur Minnesota High Yield
    Municipal Bond Fund ...................   5,326,358.996            9,530.902           0.19%/0.03%
   Delaware-Voyageur Tax-Free New York
    Fund ..................................   1,119,218.819              N/A                    N/A
   Delaware-Voyageur Tax-Free Wisconsin
    Fund ..................................   3,948,458.842              N/A                    N/A
   National High Yield Municipal Bond Fund.   9,159,733.685              N/A                    N/A
Voyageur Mutual Funds II, Inc.
   Delaware-Voyageur Tax-Free Colorado
    Fund ..................................  32,767,406.645              118.351          0.0004%/0.0004%
Voyageur Mutual Funds III, Inc.
   Aggressive Growth Fund .................   7,271,276.857           16,344.451           0.27%/0.14%
   Growth Stock Fund ......................   1,559,285.711              N/A                    N/A
   Tax-Efficient Equity Fund ..............   5,660,747.671              N/A                    N/A
Voyageur Tax Free Funds, Inc.
   Delaware-Voyageur Tax-Free Minnesota
    Fund ..................................  33,545,163.975            3,687.911           0.01%/0.01%
   Delaware-Voyageur Tax-Free North Dakota
    Fund ..................................   2,743,194.222              N/A                    N/A

* The Shares outstanding on the record date include all shares purchased in transactions that have settled by the record date.

                                    EXHIBIT B
         SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998

The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of October 31, 1998. Management does not have knowledge of beneficial owners.

                                                                             Number      Percent      Percent
          Fund/Series                        Name and Address              of Shares     of Fund     of Company
-------------------------------  ---------------------------------------  -----------  -----------  -----------
Voyageur Funds, Inc.             Bankers Trust Company as Trustee for      2,947,149       37.11%       37.11%
 Delaware-Voyageur US            Public Service Electric & Gas
   Government Securities Fund    Company
                                 Master Employee Benefit Plan
                                 34 Exchange Place
                                 Attn: Donna Dekowski
                                 New Jersey, NJ 07303

Voyageur Insured Funds, Inc.     Merrill Lynch, Pierce, Fenner & Smith     1,361,936        8.54%        8.54%
 Delaware-Voyageur Tax-Free      For the Sole Benefit of its Customers
   Arizona Insured Fund          Attn: Fund Administration
                                 4800 Deer Lake Drive East
                                 Jacksonville, FL 32246

Voyageur Mutual Funds, Inc.      Dain Rauscher Incorporated                  187,472       11.71%        0.60%
 Delaware-Voyageur Tax-Free      For the Benefit of Gaylord Rubin and
   Arizona Fund                  Beverly Rubin, Co-Trustees
                                 Gaylord and Beverly Rubin Family Trust
                                 4712 East Palo Verde Drive
                                 Phoenix, AZ 85018

 Delaware-Voyageur Tax-Free      U.S. Bancorp Investments, Inc.              410,868       17.02%        1.31%
   California Fund               100 South Fifth Street, Ste. 1400
                                 Minneapolis, MN 55402
                                 Donaldson Lufkin Jenrette Securities        182,783        7.57%        0.58%
                                 Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303
                                 Margaret R. Peterson TTE                    179,372        7.43%        0.57%
                                 The Peterson Family Trust
                                 539 Walnut
                                 Burbank, CA 91501

 Delaware-Voyageur Tax-Free      Merrill Lynch, Pierce, Fenner & Smith       634,245       14.71%        2.03%
   Idaho Fund                    For the Sole Benefit of its Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake Drive East
                                 Jacksonville, FL 32246

 Delaware-Voyageur               Woodland Development Corp.                  370,714        7.26%        1.18%
   Minnesota High                Attn: Larry Carlson
   Yield Municipal Bond Fund     830 West Main Street
                                 Anoka, MN 55303

 Delaware-Voyageur Tax-Free      Wheat First Securities, Inc.                 93,546        8.51%        0.30%
   New York Fund                 Anthony A. Pugliese and Carole D.
                                 Pugliese JT Ten
                                 109 Eastwoods Road
                                 Pound Ridge, NY 10576

                                                                                Number     Percent     Percent
           Fund/Series                         Name and Address               of Shares    of Fund    of Company
---------------------------------  ----------------------------------------  -----------  ---------  -----------
 Delaware-Voyageur Tax-Free        Salomon Smith Barney                         348,710      8.91%       1.11%
   Wisconsin Fund                  388 Greenwich Street
                                   New York, NY 10013
                                   Paine Webber                                 332,520      8.49%       1.06%
                                   For the Benefit of Bayan
                                   c/o First State Bank of Bayport
                                   Attn: Barb Monteith
                                   950 North Highway 95
                                   Bayport, MN 55003

Voyageur Mutual Funds III, Inc.    Merrill Lynch, Pierce, Fenner & Smith        406,551      6.73%       3.44%
 Aggressive Growth Fund            For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246
                                   Merrill Lynch, Pierce, Fenner & Smith        397,062      6.57%       3.36%
                                   For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246

 Growth Stock Fund                 Charles Schwab & Co. Inc.                    112,321      7.70%       0.95%
                                   Special Custody Account for the
                                   Exclusive Benefit of Customers
                                   Attn: Mutual Funds
                                   101 Montgomery Street
                                   San Francisco, CA 94104

Voyageur Tax-Free Funds, Inc.      Merrill Lynch, Pierce, Fenner & Smith      2,064,394      6.20%       5.73%
 Delaware-Voyageur Tax-Free        For the Sole Benefit of its Customers
 Minnesota Fund                    Attn: Fund Administration
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246

Delaware-Voyageur Tax-Free         Wilkota and Company                          254,898      9.30%       0.70%
 North Dakota Fund                 1st Nat'l Bank & Trust Co. of Williston
                                   P.O. Box 1827
                                   Williston, ND 58802

                                    EXHIBIT C

                       EXECUTIVE OFFICERS OF THE COMPANIES


David K. Downes (59) Executive Vice President, Chief Operating Officer, Chief Financial Officer of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Trustee of Delaware Management Business Trust; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.; Chairman and Director of Delaware Management Trust Company; Chairman, Chief Executive Officer and Director of Retirement Financial Services, Inc.; Director of Delaware International Advisers, Ltd.; and Vice President of Lincoln Funds Corporation. During the past five years, Mr. Downes has served in various executive capacities at different times in the Delaware Investments organization.


Richard G. Unruh (59) Executive Vice President/Chief Investment Officer, Equities of each of the 34 investment companies in the Delaware Investments family and Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President of Delaware Management Holdings, Inc., Delaware Capital Management, Inc. and Delaware Management Business Trust; Executive Vice President/Chief Investment Officer, Equities and Director/Trustee of Delaware Management Company, Inc.; and Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware Investments organization.


Paul E. Suckow (51) Executive Vice President/Chief Investment Officer, Fixed Income of each of the 34 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President and Director of Founders Holdings, Inc.; Executive Vice President of Delaware Capital Management, Inc., Delaware Management Business Trust and Delaware Management Holdings, Inc.; Director of Founders CBO Corporation; a Director of HYPPCO Finance Company Ltd. During the past five years, Mr. Suckow has served in various executive capacities at different times within the Delaware Investments organization.


Richard J. Flannery (41) Senior Vice President of each of the 34 investment companies in the Delaware Investments family; Executive Vice President and General Counsel of Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Founders CBO Corporation; Executive Vice President/General Counsel and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc., and Delvoy, Inc.; and Director of Delaware International Advisers Ltd. and HYPPCO Finance Company Ltd. During the last five years, Mr. Flannery has served in various executive capacities at different times within the Delaware Investments organization.


Michael P. Bishof (36) Senior Vice President/Treasurer of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.; Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.; and Senior Vice President and Assistant Treasurer of Founders CBO Corporation. Before joining

Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY, from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY, from 1993 to 1994, and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY, from 1987 to 1993.

George M. Chamberlain, Jr. (51) Senior Vice President, Secretary and General Counsel of each of the 34 investment companies in the Delaware Investments family; Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Retirement Financial Services Inc., Delaware Capital Management, Inc., and Delvoy, Inc.; Executive Vice President, Secretary and Director of Delaware Management Trust Company; Senior Vice President and Director of Founders Holdings, Inc.; Senior Vice President and Director of Delaware International Holdings Ltd.; and Director of Delaware International Advisers Ltd. During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware Investments organization.

Joseph H. Hastings (49) Senior Vice President/Corporate Controller of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.; Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.; Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company; and Senior Vice President/Assistant Treasurer of Founders CBO Corporation. During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware Investments organization.

Patrick P. Coyne (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware Investments organization.

Mitchell L. Conery (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc. and of the fixed-income investment companies in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996, and a research analyst with CS First Boston and MBIA Corporation.

Elizabeth H. Howell (36) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Ms. Howell was a senior portfolio manager with Voyageur Fund Managers, Inc.

Andrew M. McCullagh (50) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. McCullagh was a senior portfolio manager with Voyageur Fund Managers, Inc.

George H. Burwell (37) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and each of the equity investment companies in the Delaware Investments family. During the past five years Mr. Burwell has served in various capacities at different times within the Delaware Investments organization.

Gerald S. Frey (52) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and the equity investment companies in the Delaware Investments family. Before joining the Delaware Group in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

                                    EXHIBIT D

                 SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
                DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998


                                                                                        Percentage of
                           Company                               Shares Owned        Fund/Company Owned
-------------------------------------------------------------   --------------   --------------------------
JEFFREY J. NICK
   Delaware Group Equity Funds II, Inc.
    Decatur Total Return Fund (Growth and Income Fund
     after 1/99) ............................................       1,270.806    Less than 1%/Less than 1%
   Delaware Group Cash Reserve, Inc .........................      31,403.410    Less than 1%/Less than 1%
   Delaware Group State Tax-Free Income Trust
    Tax-Free New Jersey Fund ................................      19,012.257    4.32%/Less than 1%

WALTER P. BABICH
   Delaware Group Cash Reserve, Inc .........................       7,896.800    Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Total Return Fund (Growth and Income Fund
     after 1/99) ............................................       9,651.044    Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................       4,314.040    Less than 1%/Less than 1%
   Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund ..................................       6,938.292    Less than 1%/Less than 1%

ANTHONY D. KNERR
   None

ANN R. LEVEN
   Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund) .........         750.665    Less than 1%/Less than 1%
    Devon Fund ..............................................         254.789    Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Income Fund (Decatur Equity Income Fund after
     1/99) ..................................................       2,025.428    Less than 1%/Less than 1%
    Decatur Total Return Fund (Growth and Income Fund
     after 1/99) ............................................       2,036.432    Less than 1%/Less than 1%
   Delaware Group Equity Funds III, Inc.
    Trend Fund ..............................................       2,527.037    Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................         994.566    Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ...............................       1,174.926    Less than 1%/Less than 1%

W. THACHER LONGSTRETH
   Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund) .........      40,815.950    Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Income Fund (Decatur Equity Income Fund after
     1/99) ..................................................      67,652.453    Less than 1%/Less than 1%
    Decatur Total Return Fund (Growth and Income Fund
     after 1/99) ............................................       4,161.893    Less than 1%/Less than 1%

                 SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
                DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998



                                                                                           Percentage of
                             Company                                Shares Owned        Fund/Company Owned
----------------------------------------------------------------   --------------   --------------------------
   Delaware Group Equity Funds III, Inc.
    Trend Fund .................................................       5,296.988    Less than 1%/Less than 1%
   Delaware Group Equity Funds IV, Inc.
    DelCap Fund ................................................       1,942.898    Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund .......................................         934.814    Less than 1%/Less than 1%
   Delaware Group Income Funds, Inc.
    Delchester Fund ............................................      60,197.084    Less than 1%/Less than 1%
   Delaware Group Government Fund, Inc.
    U.S. Government Fund .......................................          96.057    Less than 1%/Less than 1%
   Delaware Group Limited-Term Government Funds, Inc.
    Limited-Term Government Fund ...............................      25,648.646    Less than 1%/Less than 1%
   Delaware Group Cash Reserve, Inc ............................      40,105.860    Less than 1%/Less than 1%
   Delaware Group Tax-Free Fund, Inc.
    Tax-Free USA Fund ..........................................      40,050.721    Less than 1%/Less than 1%
   Delaware Group State Tax-Free Income Trust
    Tax-Free Pennsylvania Fund .................................         221.163    Less than 1%/Less than 1%
   Delaware Group Tax-Free Money Fund, Inc .....................         470.830    Less than 1%/Less than 1%
   Delaware Group Dividend and Income Fund, Inc ................       1,000.000    Less than 1%/Less than 1%
   Delaware Group Global Dividend and Income Fund, Inc .........       1,274.000    Less than 1%/Less than 1%

THOMAS F. MADISON
   Delaware Group Equity Funds I, Inc.
    Devon Fund .................................................         246.327    Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ..................................         159.373    Less than 1%/Less than 1%
   Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund .....................................         132.162    Less than 1%/Less than 1%

CHARLES E. PECK
   Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund) ............      16,151.178    Less than 1%/Less than 1%
    Devon Fund .................................................      12,876.107    Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Total Return Fund (Growth and Income Fund
     after 1/99) ...............................................       9,633.481    Less than 1%/Less than 1%
   Delaware Group Equity Funds III, Inc.
    Trend Fund .................................................      21,771.736    Less than 1%/Less than 1%
   Delaware Group Equity Funds IV, Inc.
    DelCap Fund ................................................       7,583.990    Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund .......................................       7,248.518    Less than 1%/Less than 1%
   Delaware Group Adviser Funds, Inc.
    U.S. Growth Fund ...........................................      14,417.178    Less than 1%/Less than 1%
   Delaware Group Income Funds, Inc.
    Delchester Fund ............................................      67,477.705    Less than 1%/Less than 1%
   Delaware Group Limited-Term Government Funds, Inc.
    Limited-Term Government Fund ...............................      16,939.372    Less than 1%/Less than 1%

                 SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
                DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998

                                                                                        Percentage of
                           Company                               Shares Owned        Fund/Company Owned
------------------------------------------------------------  -----------------  --------------------------
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ..............................         8,691.150   Less than 1%/Less than 1%

WAYNE A. STORK
   Delaware Group Equity Funds I, Inc.
    Devon Fund .............................................        65,720.574   Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Income Fund (Decatur Equity Income Fund after
     1/99) .................................................         1,125.446   Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ...................................       142,009.027   Less than 1%/Less than 1%
   Delaware Group Income Funds, Inc.
    Delchester Fund ........................................       619,259.389   Less than 1%/Less than 1%
    High-Yield Opportunities Fund ..........................     1,091,608.340   33.30%/Less than 1%
   Delaware Group Government Fund, Inc.
    U.S. Government Fund ...................................         5,322.055   Less than 1%/Less than 1%
   Delaware Group Cash Reserve, Inc. .......................     3,760,011.960   Less than 1%/Less than 1%
   Delaware Group Tax-Free Money Fund, Inc .................         1,081.950   Less than 1%/Less than 1%
   Delaware Group State Tax-Free Income Trust
    Tax-Free Pennsylvania Fund .............................       887,532.832   Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ..............................        11,838.599   Less than 1%/Less than 1%
   Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund .................................         9,273.539   Less than 1%/Less than 1%

JAN R. YEOMANS
   None

                                   EXHIBIT E

             LISTS OF CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


                               Table of Contents



Voyageur Funds, Inc.
 Delaware-Voyageur U.S. Government Securities Fund ..................   E-2
Voyageur Insured Funds, Inc.
 Delaware-Voyageur Tax-Free Arizona Insured Fund ....................   E-3
 Delaware-Voyageur Minnesota Insured Fund ...........................   E-3
Voyageur Intermediate Tax-Free Funds, Inc.
 Delaware-Voyageur Tax-Free Minnesota Intermediate Fund .............   E-3
Voyageur Mutual Funds, Inc.
 Delaware-Voyageur Tax-Free Arizona Fund ............................   E-5
 Delaware-Voyageur Tax-Free California Fund .........................   E-5
 Delaware-Voyageur Tax-Free Idaho Fund ..............................   E-5
 Delaware-Voyageur Tax-Free Iowa Fund ...............................   E-6
 Delaware-Voyageur Minnesota High Yield Municipal Bond Fund .........   E-8
 National High Yield Municipal Bond Fund ............................   E-9
 Delaware-Voyageur Tax-Free New York Fund ...........................   E-5
 Delaware-Voyageur Tax-Free Wisconsin Fund ..........................   E-6
Voyageur Mutual Funds II, Inc.
 Delaware-Voyageur Tax-Free Colorado Fund ...........................  E-10
Voyageur Mutual Funds III, Inc.
 Aggressive Growth Fund .............................................  E-12
 Growth Stock Fund ..................................................  E-13
 Tax-Efficient Equity Fund ..........................................  E-15
Voyageur Tax Free Funds, Inc.
 Delaware-Voyageur Tax-Free Minnesota Fund ..........................   E-3
 Delaware-Voyageur Tax-Free North Dakota Fund .......................   E-3

                Delaware-Voyageur US Government Securities Fund




Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------
Diversification               None.
Concentration                 The Fund shall not invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued by banks and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                    The Fund shall not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets. The
                              Fund will not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income. The Fund shall not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 5% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted under "Borrowing".
Issuing Senior Securities*    None.
Short Sales/Margin*           The Fund shall not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. The Fund shall not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
Underwriting                  The Fund shall not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
Real Estate                   The Fund shall not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
Commodities                   The Fund shall not purchase or sell commodities or commodity contracts.
Lending                       The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies and through repurchase agreements.
Illiquid Securities           The Fund shall not purchase securities restricted as to resale. The Fund shall not invest in
                              (a) securities which in the opinion of the Fund's investment adviser at the time of such investment are not readily marketable, and (b) securities the disposition of which is restricted under federal securities laws as described in the preceding paragraph.
Investment Companies          The Fund shall not invest in securities of other investment companies, except as part of a merger, consolidation or acquisition of assets.
Control or Management         None.
Options                       The Fund shall not purchase options or puts, calls, straddles, spreads or combinations thereof; in connection with the purchase of fixed-income securities, however, the
                              Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund's investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)
Futures                       None. Borrowing.
Unseasoned Issuers            None.
Warrants                      See "Options."
Holdings by Affiliates        The Fund shall not invest in securities of any issuer if, to the knowledge of the Fund, officers and directors of the Fund or officers and directors of the Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.
Oil or Gas                    The Fund shall not buy or sell oil, gas or other mineral leases, rights or royalty contracts.
Miscellaneous                 None.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                Delaware-Voyageur Tax-Free Arizona Insured Fund
                   Delaware-Voyageur Tax-Free Minnesota Fund
                   Delaware-Voyageur Minnesota Insured Fund
            Delaware-Voyageur Tax-Free Minnesota Intermediate Fund
                 Delaware-Voyageur Tax-Free North Dakota Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not invest 25% or more of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Fund's investment adviser (the "Manager")
                               interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)
Borrowing*                     The Fund shall not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the
                               Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.
                               The Fund shall not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by the restriction described in the preceding paragraph).
Issuing Senior Securities*     None.
Short Sales/Margin*            The Fund shall not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.
                               The Fund shall not make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
Underwriting                   The Fund shall not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
Real Estate                    The Fund shall not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts
                               (including futures contracts).
Lending                        The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.
Illiquid Securities            The Fund shall not invest more than 15% of its net assets in illiquid investments.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                   Current Fundamental Investment Restriction
Investment Companies       None.
Control or Management      None.
Options                    None.
Futures                    See "Commodities."
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     The Fund shall not invest in securities of any issuer if, to the knowledge of the Fund, officers and directors or trustees [as applicable] of the Fund or officers and directors of the Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than
                           5% of such securities.
Oil or Gas                 None.
Miscellaneous              None.

                    Delaware-Voyageur Tax-Free Arizona Fund
                  Delaware-Voyageur Tax-Free California Fund
                     Delaware-Voyageur Tax-Free Idaho Fund
                   Delaware-Voyageur Tax-Free New York Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not invest 25% or more of its assets in the securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care, utility, transportation, education and/or industrial obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
                               (Note: For purposes of this investment restriction, the Manager interprets "Tax Exempt
                               Obligations" to exclude limited obligations bonds payable only from revenues derived from facilities or projects within a single industry.)
Borrowing*                     The Fund shall not borrow money (provided that the Fund may enter into reverse repurchase agreements), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.
Issuing Senior Securities*     The Fund shall not issue any senior securities (as defined in the Investment Company Act of 1940), except as set forth in the investment restriction pertaining to "Borrowing, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.
Short Sales/Margin*            None.
Underwriting                   The Fund shall not underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.
Real Estate                    The Fund shall not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
Commodities                    The Fund shall not purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).
Lending                        The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        See "Commodities."
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.

-----------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                     Delaware-Voyageur Tax-Free Iowa Fund
                   Delaware-Voyageur Tax-Free Wisconsin Fund




Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not invest 25% or more of its assets in the securities of issuers in any single industry, except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by U.S.
                               government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Manager interprets "Tax Exempt Obligations" to exclude limited obligations bonds payable only from revenues derived from facilities or projects within a single industry.)
Borrowing*                     The Fund shall not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the
                               Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.
Issuing Senior Securities*     The Fund shall not issue any senior securities (as defined in the Investment
                               Company Act of 1940), except as set forth in the investment restriction pertaining to "Borrowing," and except to the extent that purchasing or selling on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.
Short Sales/Margin*            The Fund shall not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
Underwriting                   The Fund shall not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
Real Estate                    The Fund shall not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts
                               (including futures contracts). This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contract or instruments which may be deemed commodities (including by way of example, and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).
Lending                        The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies and through repurchase agreements.
Illiquid Securities            None.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       None.
Control or Management      None.
Options                    See "Commodities."
Futures                    See "Commodities."
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              None.

          Delaware-Voyageur Minnesota High Yield Municipal Bond Fund




Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.
Borrowing*                     The Fund shall not borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5%
                               of the value of the Fund's total assets.
Issuing Senior Securities*     The Fund shall not issue any senior securities (as defined in the Investment
                               Company Act of 1940), except as set forth in investment restriction pertaining to "Borrowing," and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.
Short Sales/Margin*            None.
Underwriting                   The Fund shall not underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the
                               Fund may be deemed to be an underwriter under federal securities laws.
Real Estate                    The Fund shall not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
Commodities                    The Fund shall not purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).
Lending                        The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        See "Issuing Senior" and "Commodities."
Futures                        See "Issuing Senior" and "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                    National High Yield Municipal Bond Fund


Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.
Borrowing*                     The Fund shall not borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5%
                               of the value of the Fund's total assets.
Issuing Senior Securities*     The Fund shall not issue any senior securities (as defined in the Investment
                               Company Act of 1940), except as set forth under "Borrowing," and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.
Short Sales/Margin*            None.
Underwriting                   The Fund shall not underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the
                               Fund may be deemed to be an underwriter under federal securities laws.
Real Estate                    The Fund shall not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
Commodities                    The Fund shall not purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).
Lending                        The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        See "Commodities."
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                   Delaware-Voyageur Tax-Free Colorado Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not invest 25% or more of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Fund's investment adviser (the "Manager")
                               interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)
Borrowing*                     The Fund shall not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 10% of the value of the
                               Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.
                               The Fund shall not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by the restriction described in the preceding paragraph).
Issuing Senior Securities*     None.
Short Sales/Margin*            The Fund shall not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.
                               The Fund shall not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
Underwriting                   The Fund shall not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
Real Estate                    The Fund shall not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts
                               (including futures contracts).
Lending                        The Fund shall not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.
Illiquid Securities            The Fund shall not invest more than 15% of its net assets in illiquid investments.
Investment Companies           None.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Control or Management      None.
Options                    None.
Futures                    See "Commodities."
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     The Fund shall not invest in securities of any issuer if, to the knowledge of the Fund, officers and directors (or trustees) of the Fund or officers and directors of the Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5% of such securities.
Oil or Gas                 None.
Miscellaneous              None.

                            Aggressive Growth Fund


Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. government.
Borrowing*                     The Fund shall not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.
                               Whenever borrowings exceed 5% of the value of the total assets of the
                               Fund, the Fund will not make any additional investments.
Issuing Senior Securities*     None.
Short Sales/Margin*            None.
Underwriting                   The Fund shall not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the
                               Securities Act of 1933, as amended.
Real Estate                    The Fund shall not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.
Lending                        The Fund shall not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        None.
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
Diversification                The Fund shall not invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities of the U.S.
                               Government or its agencies or instrumentalities).
Concentration                  The Fund shall not concentrate its investments in any particular industry;
                               however, it may invest up to 25% of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                               Growth Stock Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Borrowing*                     The Fund shall not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of the
                               Fund's total assets.
                               The Fund shall not mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets, to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.
Issuing Senior Securities*     The Fund shall not issue any senior securities as defined in the Investment
                               Company Act of 1940 (the "1940 Act"), except to the extent that using options and futures contracts may be deemed to constitute issuing a senior security.
Short Sales/Margin*            The Fund shall not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and except that it may make margin deposits in connection with futures contracts.
                               The Fund shall not make short sales except where, by virtue of ownership of other securities, it has the right to obtain without payment of further consideration, securities equivalent in kind and amount to those sold.
Underwriting                   The Fund shall not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
Real Estate                    The Fund shall not purchase or sell real estate or real estate mortgage loans, except the Fund may purchase or sell securities issued by companies owning real estate or interests therein.
Commodities                    The Fund shall not purchase or sell commodities or commodities futures contracts, except that it may enter into financial futures contracts and engage in related options transactions.
Lending                        The Fund shall not make loans to other persons, except to the extent that repurchase agreements are deemed to be loans under the 1940 Act, and except that it may purchase debt securities as described in the Prospectus under "Investment Objectives and Policies." The purchase of a portion of an issue of bonds, debentures or other debt securities distributed to the public or to financial institutions will not be considered the making of a loan.
Illiquid Securities            The Fund shall not invest more than 15% of its net assets in illiquid investments.
Investment Companies           The Fund shall not invest more than 5% of the value of its total assets in the securities of any single investment company or more than 10% of the value of its total assets in the securities of two or more investment companies except as part of a merger, consolidation or acquisition of assets.
Control or Management          The Fund shall not invest for the purpose of exercising control or management.
                               The Fund shall not purchase more than 10% of any class of securities of any one issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than
                               10% of the outstanding voting securities of an issuer.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Options                    The Fund shall not write, purchase or sell puts, calls or combinations thereof, except that it may (a) purchase or write put and call options on stock indexes listed on national securities exchanges, (b) write and purchase put and call options with respect to the securities in which it may invest and (c) engage in financial futures contracts and related options transactions. See "Borrowing."
Futures                    See "Borrowing," "Short Sales/Margin" and "Commodities."
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years.)
Warrants                   None.
Holdings by Affiliates     The Fund shall not purchase or retain the securities of any issuer, if, to the
                           Fund's knowledge, those officers or directors of Delaware Voyageur Mutual
                           Funds III, Inc. or its affiliates or of its investment adviser or sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.
Oil or Gas                 The Fund shall not purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except the Fund may purchase or sell securities of companies investing in the foregoing.
Miscellaneous              The Fund shall not participate on a joint or a joint and several basis in any securities trading account.

                           Tax-Efficient Equity Fund


Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. government.
Borrowing*                     The Fund shall not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.
Issuing Senior Securities*     The Fund shall not issue any senior securities, as defined in the Investment
                               Company Act of 1940, other than as set forth under "Borrowing" above and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.
Short Sales/Margin*            None.
Underwriting                   The Fund shall not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the
                               Securities Act of 1933, as amended.
Real Estate                    The Fund shall not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.
Lending                        The Fund shall not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        See "Issuing Senior Securities."
Futures                        See "Issuing Senior Securities" and "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.

------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

                                   EXHIBIT F

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                      Current
                                                                                     Management
                                                                                 (or Sub-Advisory)
                                                                                      Fee Rate
                                   Investment                     Asset Size          Based on
                                   Manager or        Date of         as of         Average Daily
Fund/Series                        Sub-Adviser      Agreement      12/31/98          Net Assets
---------------------------------------------------------------------------------------------------
Voyageur Funds, Inc.
---------------------------------------------------------------------------------------------------
Delaware-Voyageur US           Delaware             4/30/97(1)   $ 88,356,711       0.50%
Government                     Management                                           per year
Securities Fund                Company
(Investment Management)        ("DMC")
---------------------------------------------------------------------------------------------------
Delaware-Voyageur US           Voyager              4/30/97(1)   $ 88,356,711       0.25%
Government                     Asset                                                per year
Securities Fund                Management, LLC
(Sub-Advisory)                 ("VAM")
---------------------------------------------------------------------------------------------------
Voyageur Insured Funds, Inc.
---------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free           DMC            4/30/97(1)   $186,251,126       0.50% per year
Arizona Insured Fund
---------------------------------------------------------------------------------------------------
Delaware-Voyageur Minnesota          DMC            4/30/97(1)   $300,984,781       0.50% per year
Insured Fund
---------------------------------------------------------------------------------------------------
Voyageur Intermediate Tax-Free Funds, Inc.
---------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free           DMC            4/30/97(1)   $ 61,384,558       0.40% per year
Minnesota Intermediate Fund
---------------------------------------------------------------------------------------------------
Voyageur Mutual Funds, Inc.
---------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free           DMC            4/30/97(1)   $ 19,037,987       0.50% per year
Arizona Fund
---------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free           DMC            4/30/97(1)   $ 30,167,681       0.50% per year
California Fund
---------------------------------------------------------------------------------------------------

                                                                                     Management
                                                                                      Fees that
                                                                                     Would Have
                                                                                      Been Due
                                                                                     During The                    Servicing/
                                                                    Management       Last Fiscal                  Distribution
                                                                     Fees Due        Year Under     Percentage      Fees Paid
                                   Proposed Management (or        and/or Waived       Proposed      Difference     Last Fiscal
                                    Sub-Advisory) Fee Rate         Last Fiscal       Management       Between        Year to
                                    Based on Average Daily             Year           Fee Rate         Rate       Affiliates of
Fund/Series                               Net Assets                   (A)               (B)           A & B         Manager
-------------------------------------------------------------------------------------------------------------------------------
Voyageur Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur US            0.55% on first $500 million     $455,622 due       $495,246 due          9%        $  334,038
Government                      0.50% on next $500 million      $57,484 waived
Securities Fund                 0.45% on next $1,500 million
(Investment Management)         0.425% on assets in excess of
                                $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur US            No Change                       $198,997                N/A            N/A             N/A
Government
Securities Fund
(Sub-Advisory)
-------------------------------------------------------------------------------------------------------------------------------
Voyageur Insured Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free     0.50% on first $500 million      $940,874 due            N/A            N/A         $  592,005
Arizona Insured Fund           0.475% on next $500 million      $158,245 waived
                               0.45% on next $1,500 million
                               0.425% on assets in excess of
                               $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Minnesota    0.50% on first $500 million      $1,489,251 due          N/A            N/A         $1,019,557
Insured Fund                   0.475% on next $500 million      $87,920 waived
                               0.45% on next $1,500 million
                               0.425% on assets in excess of
                               $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------------------
Voyageur Intermediate
Tax-Free Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free     0.50% on first $500 million      $237,393 due       $269,659 due         25%        $  148,241
Minnesota Intermediate Fund    0.475% on next $500 million      $3,203 waived
                               0.45% on next $1,500 million
                               0.425% on assets in excess of
                               $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free     0.55% on first $500 million      $78,069 due        $85,539 due          10%        $   82,879
Arizona Fund                   0.50% on next $500 million       All waived
                               0.45% on next $1,500 million
                               0.425% on assets in excess of
                               $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free     0.55% on first $500 million      $57,615 due        $63,369 due          10%        $   89,283
California Fund                0.50% on next $500 million       All waived
                               0.45% on next $1,500 million
                               0.425% on assets in excess of
                               $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------------------

---------
(1) Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                   Current
                                                                                  Management
                                                                              (or Sub-Advisory)
                                                                                   Fee Rate
                                   Investment                  Asset Size          Based on
                                   Manager or     Date of         as of         Average Daily
Fund/Series                       Sub-Adviser    Agreement      12/31/98          Net Assets
------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free            DMC        4/30/97(1)  $ 52,746,716       0.50% per year
Idaho Fund
------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free            DMC        4/30/97(1)  $ 45,069,185       0.50% per year
Iowa Fund
------------------------------------------------------------------------------------------------
Delaware-Voyageur Minnesota           DMC        4/30/97(1)  $ 57,064,481       0.65% per year
High Yield Municipal Bond
Fund
------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free            DMC        4/30/97(1)  $ 11,675,670       0.50% per year
New York Fund
------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free            DMC        4/30/97(1)  $ 39,897,096       0.50% per year
Wisconsin Fund
------------------------------------------------------------------------------------------------
National High Yield Municipal         DMC        4/30/97(1)  $ 98,170,371       0.65% per year
Bond Fund
------------------------------------------------------------------------------------------------
Voyageur Mutual Funds II, Inc.
------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free            DMC        4/30/97(1)  $377,892,520       0.50% per year
Colorado Fund
------------------------------------------------------------------------------------------------

                                                                                        Management
                                                                                         Fees that
                                                                                        Would Have
                                                                                         Been Due
                                                                                        During The
                                                                      Management        Last Fiscal
                                                                       Fees Due         Year Under
                                      Proposed Management (or        and/or Waived       Proposed       Percentage
                                      Sub-Advisory) Fee Rate          Last Fiscal       Management      Difference
                                      Based on Average Daily             Year            Fee Rate         Between
Fund/Series                                 Net Assets                    (A)               (B)         Rate A & B
-------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free       0.55% on first $500 million       $219,372 due      $241,122 due          10%
Idaho Fund                       0.50% on next $500 million        $40,342 waived
                                 0.45% on next $1,500 million
                                 0.425% on assets in excess of
                                 $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free       0.55% on first $500 million       $212,968 due      $234,343 due          10%
Iowa Fund                        0.50% on next $500 million        $46,541 waived
                                 0.45% on next $1,500 million
                                 0.425% on assets in excess of
                                 $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Minnesota      0.55% on first $500 million       $228,106 due      $192,257 due          -16%
High Yield Municipal Bond        0.50% on next $500 million        All waived
Fund                             0.45% on next $1,500 million
                                 0.425% on assets in excess of
                                 $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free       0.55% on first $500 million       $47,505 due       $54,560 due           15%
New York Fund                    0.50% on next $500 million        $12,835 waived
                                 0.45% on next $1,500 million
                                 0.425% on assets in excess of
                                 $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free       0.55% on first $500 million       $175,711 due      $192,328 due           9%
Wisconsin Fund                   0.50% on next $500 million        $31,208 waived
                                 0.45% on next $1,500 million
                                 0.425% on assets in excess of
                                 $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
National High Yield Municipal    0.55% on first $500 million       $439,463 due      $373,239 due          -15%
Bond Fund                        0.50% on next $500 million        $112,927 waived
                                 0.45% on next $1,500 million
                                 0.425% on assets in excess of
                                 $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds II, Inc.
-------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free       0.55% on first $500 million       $1,831,093 due    $2,007,166 due        10%
Colorado Fund                    0.50% on next $500 million        $404,016 waived
                                 0.45% on next $1,500 million
                                 0.425% on assets in excess of
                                 $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
                                   Servicing/
                                  Distribution
                                    Fees Paid
                                   Last Fiscal
                                     Year to
                                  Affiliates of
Fund/Series                          Manager
-----------------------------------------------
Delaware-Voyageur Tax-Free       $  207,033
Idaho Fund
-----------------------------------------------
Delaware-Voyageur Tax-Free       $  172,767
Iowa Fund
-----------------------------------------------
Delaware-Voyageur Minnesota      $  198,873
High Yield Municipal Bond
Fund
-----------------------------------------------
Delaware-Voyageur Tax-Free       $   39,713
New York Fund
-----------------------------------------------
Delaware-Voyageur Tax-Free       $  132,359
Wisconsin Fund
-----------------------------------------------
National High Yield Municipal    $  267,087
Bond Fund
-----------------------------------------------
Voyageur Mutual Funds II, Inc.
-----------------------------------------------
Delaware-Voyageur Tax-Free       $1,224,872
Colorado Fund
-----------------------------------------------

------------
(1) Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                    Current
                                                                                   Management
                                                                               (or Sub-Advisory)
                                                                                    Fee Rate
                                   Investment                   Asset Size          Based on
                                   Manager or     Date of         as of          Average Daily
Fund/Series                       Sub-Adviser    Agreement       12/31/98          Net Assets
-------------------------------------------------------------------------------------------------
Voyageur Mutual Funds III, Inc.
-------------------------------------------------------------------------------------------------
Aggressive Growth Fund                DMC        4/30/97(1)  $150,863,196     1.00% per year
-------------------------------------------------------------------------------------------------
Growth Stock Fund (Investment         DMC        4/30/97(1)  $ 48,755,899     1.00% per year
Management)
-------------------------------------------------------------------------------------------------
Growth Stock Fund                     VAM        4/30/97(1)  $ 48,755,899     0.50% per year
(Sub-Advisory)
-------------------------------------------------------------------------------------------------
Tax-Efficient Equity Fund             DMC        4/30/97(1)  $ 66,275,684     0.75% on first
                                                                              $500 million
                                                                              0.725% on next
                                                                              $500 million
                                                                              0.70% on assets
                                                                              in excess of
                                                                              $1,000 million;
                                                                              all per year
-------------------------------------------------------------------------------------------------
Voyageur Tax Free Funds, Inc.
-------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free            DMC        4/30/97(1)  $435,349,501     0.50% per year
Minnesota Fund
-------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free            DMC        4/30/97(1)  $ 31,109,297     0.50% per year
North Dakota Fund
-------------------------------------------------------------------------------------------------
                                                                                         Management
                                                                                          Fees that
                                                                                         Would Have
                                                                                          Been Due
                                                                                         During The
                                                                       Management        Last Fiscal
                                                                        Fees Due         Year Under
                                      Proposed Management (or        and/or Waived        Proposed       Percentage
                                      Sub-Advisory) Fee Rate          Last Fiscal        Management      Difference
                                      Based on Average Daily              Year            Fee Rate         Between
Fund/Series                                 Net Assets                    (A)                (B)         Rate A & B
--------------------------------------------------------------------------------------------------------------------
Voyageur Mutual Funds III, Inc.
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund           0.75% on first $500 million       $155,146 due       $116,359 due       -25%
                                 0.70% on next $500 million        $83,957 waived
                                 0.65% on next $1,500 million
                                 0.60% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Growth Stock Fund (Investment    0.65% on first $500 million       $412,380 due       $267,984 due       -35%
Management)                      0.60% on next $500 million        $33,831 waived
                                 0.55% on next $1,500 million
                                 0.50% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Growth Stock Fund                0.325% per year                   $184,697           N/A               N/A
(Sub-Advisory)
--------------------------------------------------------------------------------------------------------------------
Tax-Efficient Equity Fund        0.75% on first $500 million       $54,805 due        N/A               N/A
                                 0.70% on next $500 million        $37,722 waived
                                 0.65% on next $1,500 million
                                 0.60% on assets in excess of
                                 $2,500 million, all per year
--------------------------------------------------------------------------------------------------------------------
Voyageur Tax Free Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free       0.55% on first $500 million       $2,137,372 due     $2,342,518 due     10%
Minnesota Fund                   0.50% on next $500 million        $176,334 waived
                                 0.45% on next $1,500 million
                                 0.425% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free       0.55% on first $500 million       $158,453 due       $174,733 due       10%
North Dakota Fund                0.50% on next $500 million        $45,541 waived
                                 0.45% on next $1,500 million
                                 0.425% on assets in excess of
                                 $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------

                                   Servicing/
                                  Distribution
                                    Fees Paid
                                   Last Fiscal
                                     Year to
                                  Affiliates of
Fund/Series                          Manager
-----------------------------------------------
Voyageur Mutual Funds III, Inc.
-----------------------------------------------
Aggressive Growth Fund           $  140,256
-----------------------------------------------
Growth Stock Fund (Investment    $  188,455
Management)
-----------------------------------------------
Growth Stock Fund                     N/A
(Sub-Advisory)
-----------------------------------------------
Tax-Efficient Equity Fund        $   42,337
-----------------------------------------------
Voyageur Tax Free Funds, Inc.
-----------------------------------------------
Delaware-Voyageur Tax-Free       $1,460,186
Minnesota Fund
-----------------------------------------------
Delaware-Voyageur Tax-Free       $  115,950
North Dakota Fund
-----------------------------------------------

------------
(1) Last submitted to shareholders for approval on April 11, 1997 in connection with Lincoln National Corporation's acquisition of the previous investment manager, Voyageur Fund Managers, Inc.

                                    EXHIBIT G
                     ACTUAL AND HYPOTHETICAL EXPENSE TABLES

                                                         Class A Shares        Class B & C Shares     Institutional Shares
Name of Fund/Company                                   Actual     Proposed     Actual     Proposed     Actual      Proposed
---------------------------------------------------  ----------  ----------  ----------  ----------  ----------  -----------
Delaware-Voyageur US Government Securities Fund
(Voyageur Funds, Inc.)
Management Fees ...................................      0.50%      0.55%        0.50%      0.55%        0.50%       0.55%
12b-1 Fees ........................................      0.25%      0.25%        1.00%      1.00%        0.25%       0.25%
Other Expenses ....................................      0.27%      0.27%        0.27%      0.27%        0.27%       0.27%
                                                         ----       ----         ----       ----         ----        ----
   Total Operating Expenses .......................      1.02%      1.07%        1.77%      1.82%        1.02%       1.07%
                                                         ====       ====         ====       ====         ====        ====
   Total Operating Expenses After Waiver* .........      1.02%        **%        1.77%        **%        1.02%         **%
                                                         ====       ====         ====       ====         ====        ====

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $574       $579       $784       $799      $1,011     $1,037     $1,664    $1,719
Class B (Redemption) ............    $580       $585       $857       $873      $1,159     $1,185     $1,886    $1,940
Class B (No Redemption) .........    $180       $185       $557       $573      $  959     $  985     $1,886    $1,940
Class C (Redemption) ............    $280       $285       $557       $573      $  959     $  985     $2,084    $2,137
Class C (No Redemption) .........    $180       $185       $557       $573      $  959     $  985     $2,084    $2,137
Institutional Class .............    $104       $109       $325       $340      $  563     $  590     $1,248    $1,306

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware Voyageur Tax-Free Arizona Fund
(Voyageur Mutual Funds, Inc.)
Management Fees ...................................     0.50%        0.55%         0.50%        0.55%        N/A         N/A
12b-1 Fees ........................................     0.25%        0.25%         1.00%        1.00%        N/A         N/A
Other Expenses ....................................     0.32%        0.32%         0.32%        0.32%        N/A         N/A
                                                        ----         ----          ----         ----         ---         ---
   Total Operating Expenses .......................     1.07%        1.12%         1.82%        1.87%        N/A         N/A
                                                        ====         ====          ====         ====         ===         ===
   Total Operating Expenses After Waiver* .........     0.60%          **%         1.35%          **%        N/A         N/A
                                                        ====         ====          ====         ====         ===         ===

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $480       $485       $703       $718      $  943     $  969     $1,632    $1,687
Class B (Redemption) ............    $585       $590       $873       $888      $1,185     $1,211     $1,940    $1,995
Class B (No Redemption) .........    $185       $190       $573       $588      $  985     $1,011     $1,940    $1,995
Class C (Redemption) ............    $285       $290       $573       $588      $  985     $1,011     $2,137    $2,190
Class C (No Redemption) .........    $185       $190       $573       $588      $  985     $1,011     $2,137    $2,190

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware-Voyageur Tax-Free Minnesota
 Intermediate Fund
(Voyageur Intermediate Tax-Free Funds, Inc.)
Management Fees ...................................     0.40%         0.50%       0.40%        0.50%         N/A         N/A
12b-1 Fees ........................................     0.15%         0.15%       1.00%        1.00%         N/A         N/A
Other Expenses ....................................     0.25%         0.25%       0.25%        0.25%         N/A         N/A
                                                        ----          ----        ----         ----          ---         ---
   Total Operating Expenses .......................     0.80%         0.90%       1.65%        1.75%         N/A         N/A
                                                        ====          ====        ====         ====          ===         ===
   Total Operating Expenses After Waiver* .........     0.80%           **%       1.65%          **%         N/A         N/A
                                                        ====          ====        ====         ====          ===         ===

------------
 * DMC voluntarily waived all or a portion of its management fee and, in some cases, made expense payments on behalf of the Funds, all in order to limit total operating expenses to certain amounts during the past fiscal year. These voluntary waivers and payments can be ended at any time.

** Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

                     ACTUAL AND HYPOTHETICAL EXPENSE TABLES

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $354       $364       $523       $554      $  707     $  760     $1,238    $1,352
Class B (Redemption) ............    $568       $575       $820       $851      $1,097     $1,149     $1,421    $1,534
Class B (No Redemption) .........    $168       $178       $520       $551      $  897     $  949     $1,421    $1,534
Class C (Redemption) ............    $268       $278       $520       $551      $  897     $  949     $1,955    $2,062
Class C (No Redemption) .........    $168       $178       $520       $551      $  897     $  949     $1,955    $2,062

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware-Voyageur Tax-Free California Fund .
(Voyageur Mutual Funds, Inc.)
Management Fees ...................................       0.50%       0.55%         0.50%       0.55%       N/A         N/A
12b-1 Fees ........................................       0.25%       0.25%         1.00%       1.00%       N/A         N/A
Other Expenses ....................................       0.32%       0.32%         0.32%       0.32%       N/A         N/A
                                                          ----        ----          ----        ----        ---         ---
   Total Operating Expenses .......................       1.07%       1.12%         1.82%       1.87%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===
   Total Operating Expenses After Waiver* .........       0.35%         **%         1.82%         **%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $480       $485       $703       $718      $  943     $  969     $1,632    $1,687
Class B (Redemption) ............    $585       $590       $873       $888      $1,185     $1,211     $1,940    $1,995
Class B (No Redemption) .........    $185       $190       $573       $588      $  985     $1,011     $1,940    $1,995
Class C (Redemption) ............    $285       $290       $573       $588      $  985     $1,011     $2,137    $2,190
Class C (No Redemption) .........    $185       $190       $573       $588      $  985     $1,011     $2,137    $2,190

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware-Voyageur Tax-Free Idaho Fund
(Voyageur Mutual Funds, Inc.)
Management Fees ...................................       0.50%       0.55%         0.50%       0.55%       N/A         N/A
12b-1 Fees ........................................       0.25%       0.25%         1.00%       1.00%       N/A         N/A
Other Expenses ....................................       0.27%       0.27%         0.27%       0.27%       N/A         N/A
                                                          ----        ----          ----        ----        ---         ---
   Total Operating Expenses .......................       1.02%       1.07%         1.77%       1.82%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===
   Total Operating Expenses After Waiver* .........       0.95%         **%         1.70%         **%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $475       $480       $688       $703      $  917     $  943     $1,576    $1,632
Class B (Redemption) ............    $580       $585       $857       $873      $1,159     $1,185     $1,886    $1,940
Class B (No Redemption) .........    $180       $185       $557       $573      $  959     $  985     $1,886    $1,940
Class C (Redemption) ............    $280       $285       $557       $573      $  959     $  985     $2,084    $2,137
Class C (No Redemption) .........    $180       $185       $557       $573      $  959     $  985     $2,084    $2,137

------------
 * DMC voluntarily waived all or a portion of its management fee and, in some cases, made expense payments on behalf of the Funds, all in order to limit total operating expenses to certain amounts during the past fiscal year. These voluntary waivers and payments can be ended at any time.

** Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

                     ACTUAL AND HYPOTHETICAL EXPENSE TABLES

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware-Voyageur Tax-Free Iowa Fund
(Voyageur Mutual Funds, Inc.)
Management Fees ...................................       0.50%       0.55%         0.50%       0.55%       N/A         N/A
12b-1 Fees ........................................       0.25%       0.25%         1.00%       1.00%       N/A         N/A
Other Expenses ....................................       0.31%       0.31%         0.31%       0.31%       N/A         N/A
                                                          ----        ----          ----        ----        ---         ---
   Total Operating Expenses .......................       1.06%       1.11%         1.81%       1.86%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===
   Total Operating Expenses After Waiver* .........       0.96%         **%         1.70%         **%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $479       $484       $700       $715      $  938     $  964     $1,621    $1,676
Class B (Redemption) ............    $584       $589       $869       $885      $1,180     $1,206     $1,930    $1,984
Class B (No Redemption) .........    $184       $189       $569       $585      $  980     $1,006     $1,930    $1,984
Class C (Redemption) ............    $284       $289       $569       $585      $  980     $1,006     $2,127    $2,180
Class C (No Redemption) .........    $184       $189       $569       $585      $  980     $1,006     $2,127    $2,180

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware-Voyageur Tax-Free New York Fund
(Voyageur Mutual Funds, Inc.)
Management Fees ...................................       0.50%       0.55%         0.50%       0.55%       N/A         N/A
12b-1 Fees ........................................       0.25%       0.25%         1.00%       1.00%       N/A         N/A
Other Expenses ....................................       0.40%       0.40%         0.40%       0.40%       N/A         N/A
                                                          ----        ----          ----        ----        ---         ---
   Total Operating Expenses .......................       1.15%       1.20%         1.90%       1.95%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===
   Total Operating Expenses After Waiver* .........       0.75%         **%         0.10%         **%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $488       $493       $727       $742      $  984     $1,010     $1,720    $1,775
Class B (Redemption) ............    $593       $598       $897       $912      $1,226     $1,252     $2,027    $2,080
Class B (No Redemption) .........    $193       $198       $597       $612      $1,026     $1,052     $2,027    $2,080
Class C (Redemption) ............    $193       $298       $597       $612      $1,026     $1,052     $2,222    $2,275
Class C (No Redemption) .........    $293       $198       $597       $612      $1,026     $1,052     $2,222    $2,275

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware-Voyageur Tax-Free Wisconsin Fund
(Voyageur Mutual Funds, Inc.)
Management Fees ...................................       0.50%    0.55%            0.50%       0.55%       N/A         N/A
12b-1 Fees ........................................       0.25%    0.25%            1.00%       1.00%       N/A         N/A
Other Expenses ....................................       0.29%    0.29%            0.29%       0.29%       N/A         N/A
                                                          ----     ----             ----        ----        ---         ---
   Total Operating Expenses .......................       1.04%    1.09%            1.79%       1.84%       N/A         N/A
                                                          ====     ====             ====        ====        ===         ===
   Total Operating Expenses After Waiver* .........       1.00%      **%            1.75%         **%       N/A         N/A
                                                          ====     ====             ====        ====        ===         ===

------------
 * DMC voluntarily waived all or a portion of its management fee and, in some cases, made expense payments on behalf of the Funds, all in order to limit total operating expenses to certain amounts during the past fiscal year. These voluntary waivers and payments can be ended at any time.

** Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

                     ACTUAL AND HYPOTHETICAL EXPENSE TABLES

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $477       $482       $694       $709      $  927     $  953     $1,598    $1,654
Class B (Redemption) ............    $582       $587       $863       $879      $1,170     $1,196     $1,908    $1,962
Class B (No Redemption) .........    $182       $187       $563       $579      $  970     $  996     $1,908    $1,962
Class C (Redemption) ............    $282       $287       $563       $579      $  970     $  996     $2,105    $2,159
Class C (No Redemption) .........    $182       $187       $563       $579      $  970     $  996     $2,105    $2,159

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware-Voyageur Tax-Free Colorado Fund
(Voyageur Mutual Funds II, Inc.)
Management Fees ...................................       0.50%       0.55%         0.50%       0.55%       N/A         N/A
12b-1 Fees ........................................       0.25%       0.25%         1.00%       1.00%       N/A         N/A
Other Expenses ....................................       0.17%       0.17%         0.17%       0.17%       N/A         N/A
                                                          ----        ----          ----        ----        ---         ---
   Total Operating Expenses .......................       0.92%       0.97%         1.67%       1.72%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===
   Total Operating Expenses After Waiver* .........       0.92%         **%         1.67%         **%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $465       $470       $657       $672      $  855     $  891     $1,464    $1,520
Class B (Redemption) ............    $570       $575       $826       $842      $1,107     $1,133     $1,777    $1,831
Class B (No Redemption) .........    $170       $175       $526       $542      $  907     $  933     $1,777    $1,831
Class C (Redemption) ............    $270       $275       $526       $542      $  907     $  933     $1,976    $2,030
Class C (No Redemption) .........    $170       $175       $526       $542      $  907     $  933     $1,976    $2,030

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware-Voyageur Tax-Free Minnesota Fund
(Voyageur Tax Free Funds, Inc.)
Management Fees ...................................       0.50%       0.55%         0.50%       0.55%       N/A         N/A
12b-1 Fees ........................................       0.25%       0.25%         1.00%       1.00%       N/A         N/A
Other Expenses ....................................       0.25%       0.25%         0.25%       0.25%       N/A         N/A
                                                          ----        ----          ----        ----        ---         ---
   Total Operating Expenses .......................       1.00%       1.05%         1.75%       1.80%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===
   Total Operating Expenses After Waiver* .........       1.00%         **%         1.75%         **%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $473       $478       $681       $697      $  907     $  933     $1,554    $1,609
Class B (Redemption) ............    $578       $583       $851       $866      $1,149     $1,175     $1,864    $1,919
Class B (No Redemption) .........    $178       $183       $551       $566      $  949     $  975     $1,864    $1,919
Class C (Redemption) ............    $278       $283       $551       $566      $  949     $  975     $2,062    $2,116
Class C (No Redemption) .........    $178       $183       $551       $566      $  949     $  975     $2,062    $2,116

------------
 * DMC voluntarily waived all or a portion of its management fee and, in some cases, made expense payments on behalf of the Funds, all in order to limit total operating expenses to certain amounts during the past fiscal year. These voluntary waivers and payments can be ended at any time.

** Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

                     ACTUAL AND HYPOTHETICAL EXPENSE TABLES

                                                          Class A Shares          Class B & C Shares      Institutional Shares
Name of Fund/Company                                    Actual      Proposed      Actual      Proposed     Actual     Proposed
---------------------------------------------------   ----------   ----------   ----------   ----------   --------   ---------
Delaware-Voyageur Tax-Free
 North Dakota Fund
(Voyageur Tax Free Funds, Inc.)
Management Fees ...................................       0.50%       0.55%         0.50%       0.55%       N/A         N/A
12b-1 Fees ........................................       0.25%       0.25%         1.00%       1.00%       N/A         N/A
Other Expenses ....................................       0.40%       0.40%         0.40%       0.40%       N/A         N/A
                                                          ----        ----          ----        ----        ---         ---
   Total Operating Expenses .......................       1.15%       1.20%         1.90%       1.95%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===
   Total Operating Expenses After Waiver* .........       1.00%         **%         1.75%         **%       N/A         N/A
                                                          ====        ====          ====        ====        ===         ===

                                          1 Year               3 Years               5 Years              10 Years
Expense Examples                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
---------------------------------  --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $488       $493       $727       $742      $  984     $1,010     $1,720    $1,775
Class B (Redemption) ............    $593       $598       $897       $912      $1,226     $1,252     $2,027    $2,080
Class B (No Redemption) .........    $193       $198       $597       $612      $1,026     $1,052     $2,027    $2,080
Class C (Redemption) ............    $293       $298       $597       $612      $1,026     $1,052     $2,222    $2,275
Class C (No Redemption) .........    $193       $198       $597       $612      $1,026     $1,052     $2,222    $2,275

------------
 * DMC voluntarily waived all or a portion of its management fee and, in some cases, made expense payments on behalf of the Funds, all in order to limit total operating expenses to certain amounts during the past fiscal year. These voluntary waivers and payments can be ended at any time.

** Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

                                   EXHIBIT H

        SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGER AND SUB-ADVISER

                             Domestic Equity Funds

                               Investment                            Current Management (or           Proposed Management (or
                               Manager or       Asset Size        Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
            Fund              Sub-Adviser*    as of 12/31/98      on Average Daily Net Assets      on Average Daily Net Assets++
---------------------------  --------------  ----------------  ---------------------------------  -------------------------------
Blue Chip Fund                     DMC        $   17,847,454   0.65% on first $500 million        0.65% on first $500 million
(Investment Management)                                        0.625% on next $500 million        0.60% on next $500 million
                                                               0.60% on assets in excess of       0.55% on next $1,500 million
                                                               $1,000 million; all per year       0.50% on assets in excess of
                                                                                                  $2,500 million; all per year

Capital Appreciation Fund          DMC        $    2,563,644   0.75% on first $500 million        0.75% on first $500 million
                                                               0.725% on next $500 million        0.70% on next $500 million
                                                               0.70% on assets in excess of       0.65% on next $1,500 million
                                                               $1,000 million; all per year       0.60% on assets in excess of
                                                                                                  $2,500 million; all per year

Convertible Securities             DMC        $    8,133,078   0.75% per year                     0.75% on first $500 million
Series (Variable Annuity)                                                                         0.70% on next $500 million
                                                                                                  0.65% on next $1,500 million
                                                                                                  0.60% on assets in excess of
                                                                                                  $2,500 million; all per year

Decatur Income Fund                DMC        $2,384,398,634   0.60% on first $100 million        0.65% on first $500 million
                                                               0.525% on next $150 million        0.60% on next $500 million
                                                               0.50% on next $250 million         0.55% on next $1,500 million
                                                               0.475% on assets in excess of      0.50% on assets in excess of
                                                               $500 million; all per year         $2,500 million; all per year
                                                               less directors' fees

Decatur Total Return Fund          DMC        $1,402,172,696   0.60% on first $500 million        0.65% on first $500 million
                                                               0.575% on next $250 million        0.60% on next $500 million
                                                               0.55% on assets in excess of       0.55% on next $1,500 million
                                                               $750 million; all per year         0.50% on assets in excess of
                                                               less directors' fees               $2,500 million; all per year

Decatur Total Return               DMC        $  577,896,430   0.60 per year less                 0.65% on first $500 million
Series (Variable Annuity)                                      directors' fees                    0.60% on next $500 million
                                                                                                  0.55% on next $1,500 million
                                                                                                  0.50% on assets in excess of
                                                                                                  $2,500 million; all per year

Delaware Fund                      DMC        $1,045,205,203   0.60% on first $100 million        0.65% on first $500 million
                                                               0.525% on next $150 million        0.60% on next $500 million
                                                               0.50% on next $250 million         0.55% on next $1,500 million
                                                               0.475% on assets in excess of      0.50% on assets in excess of
                                                               $500 million; all per year,        $2,500 million; all per year
                                                               less directors' fees
 * Investment Manager/Sub-Adviser:
     Delaware Management Company ("DMC")
     Voyageur Asset Management LLC ("VAM")
++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

         SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGER AND SUB-ADVISER

                            Investment                           Current Management (or          Proposed Management (or
                            Manager or       Asset Size       Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
          Fund             Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets     on Average Daily Net Assets++
------------------------  --------------  ----------------  -------------------------------  -------------------------------
Delaware Series                 DMC         $201,539,215    0.60% per year less              0.65% on first $500 million
(Variable Annuity)                                          directors' fees                  0.60% on next $500 million
                                                                                             0.55% on next $1,500 million
                                                                                             0.50% on assets in excess of
                                                                                             $2,500 million; all per year

DelCap Fund                     DMC         $817,570,752    0.75% per year less              0.75% on first $500 million
                                                            directors' fees                  0.70% on next $500 million
                                                                                             0.65% on next $1,500 million
                                                                                             0.60% on assets in excess of
                                                                                             $2,500 million; all per year

DelCap Series                   DMC         $130,546,134    0.75% per year less              0.75% on first $500 million
(Variable Annuity)                                          directors' fees                  0.70% on next $500 million
                                                                                             0.65% on next $1,500 million
                                                                                             0.60% on assets in excess of
                                                                                             $2,500 million; all per year

Devon Fund                      DMC         $302,046,022    0.60% on first $500 million      0.65% on first $500 million
                                                            0.50% on assets in excess of     0.60% on next $500 million
                                                            $500 million; all per year       0.55% on next $1,500 million
                                                                                             0.50% on assets in excess of
                                                                                             $2,500 million; all per year

Devon Series                    DMC         $ 68,595,698    0.60% per year                   0.65% on first $500 million
(Variable Annuity)                                                                           0.60% on next $500 million
                                                                                             0.55% on next $1,500 million
                                                                                             0.50% on assets in excess of
                                                                                             $2,500 million; all per year

Diversified Value Fund          DMC         $  2,316,079    0.65% on first $500 million                   N/A
                                                            0.60% on next $500 million
                                                            0.55% on next $1,500 million
                                                            0.50% on assets in excess of
                                                            $2,500 million; all per year

The Growth & Income             DMC         $  2,373,603    0.55% per year                                N/A
Portfolio*,**

The Large Cap Value             DMC         $124,365,131    0.55% per year less              0.55% per year
Equity Portfolio**                                          directors' fees

Mid Cap Value Fund              DMC         $  2,095,163    0.75% on first $500 million                   N/A
                                                            0.70% on next $500 million
                                                            0.65% on next $1,500 million
                                                            0.60% on assets in excess of
                                                            $2,500 million; all per year

The Mid Cap Growth              DMC         $  6,284,704    0.80% per year less              0.75% per year
Equity Portfolio**                                          directors' fees

The Real Estate                 DMC         $ 71,589,077    0.75% per year                   0.75% on first $500 million
Investment                                                                                   0.70% on next $500 million
Trust Portfolio                                                                              0.65% on next $1,500 million
                                                                                             0.60% on assets in excess of
                                                                                             $2,500 million; per year
 * Investment Manager/Sub-Adviser:
     Delaware Management Company ("DMC")
     Voyageur Asset Management LLC ("VAM")
** These funds are institutional and are only sold to investors who invest a minimum of $1,000,000.
++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

         SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGER AND SUB-ADVISER

                            Investment                           Current Management (or          Proposed Management (or
                            Manager or       Asset Size       Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
          Fund             Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets     on Average Daily Net Assets++
------------------------  --------------  ----------------  -------------------------------  -------------------------------

The Real Estate                 DMC         $  5,942,731    0.75% per year                                N/A
Investment
Trust Portfolio II**

REIT Series                     DMC         $  5,519,385    0.75% on first $500 million                   N/A
(Variable Annuity)                                          0.70% on next $500 million
                                                            0.65% on next $1,500 million
                                                            0.60% on assets in excess of
                                                            $2,500 million; all per year

Retirement Income Fund          DMC         $  2,911,468    0.65% on first $500 million      0.65% on first $500 million
                                                            0.625% on next $500 million      0.60% on next $500 million
                                                            0.60% on assets in excess of     0.55% on next $1,500 million
                                                            $1,000 million; all per year     0.50% on assets in excess of
                                                                                             $2,500; all per year

Small Cap Contrarian            DMC         $  2,084,138    0.75% on first $500 million                   N/A
Fund                                                        0.70% on next $500 million
                                                            0.65% on next $1,500 million
                                                            0.60% on assets in excess of
                                                            $2,500 million; all per year

The Small Cap Growth            DMC         $  4,009,987    0.75% per year                                N/A
Equity Portfolio**

The Mid Cap Value               DMC         $  2,901,624    0.65% per year                                N/A
Equity Portfolio**

Small Cap Value Fund            DMC         $525,102,433    0.75% per year less              0.75% on first $500 million
                                                            directors' fees                  0.70% on next $500 million
                                                                                             0.65% on next $1,500 million
                                                                                             0.60% on assets in excess of
                                                                                             $2,500 million; all per year

Small Cap Value Series          DMC         $103,942,296    0.75% per year                   0.75% on first $500 million
(Variable Annuity)                                                                           0.70% on next $500 million
                                                                                             0.65% on next $1,500 million
                                                                                             0.60% on assets in excess of
                                                                                             $2,500 million; all per year

Social Awareness Fund           DMC         $ 87,050,941    0.75% on first $500 million      0.75% on first $500 million
                                                            0.725% on next $500 million      0.70% on next $500 million
                                                            0.70% on assets in excess of     0.65% on next $1,500 million
                                                            $1,000 million; all per year     0.60% on assets in excess of
                                                                                             $2,500 million; all per year
 * Investment Manager/Sub-Adviser:
     Delaware Management Company ("DMC")
     Voyageur Asset Management LLC ("VAM")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000
++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

                                       H-3

         SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGER AND SUB-ADVISER

                            Investment                           Current Management (or          Proposed Management (or
                            Manager or       Asset Size       Sub-Advisory) Fee Rate Based     Sub-Advisory) Fee Rate Based
          Fund             Sub-Adviser*    as of 12/31/98     on Average Daily Net Assets     on Average Daily Net Assets++
------------------------  --------------  ----------------  -------------------------------  -------------------------------
Social Awareness Series        DMC         $ 26,942,788        0.75% per year                 0.75% on first $500 million
(Variable Annuity)                                                                            0.70% on next $500 million
                                                                                              0.65% on next $1,500 million
                                                                                              0.60% on assets in excess of
                                                                                              $2,500 million; all per year

Trend Fund                     DMC          $594,971,007       0.75% per year less            0.75% on first $500 million
                                                               director's fees                0.70% on next $500 million
                                                                                              0.65% on next $1,500 million
                                                                                              0.60% on assets in excess of
                                                                                              $2,500 million; all per year

Trend Series                   DMC          $170,364,973       0.75% per year                 0.75% on first $500 million
(Variable Annuity)                                                                            0.70% on next $500 million
                                                                                              0.65% on next $1,500 million
                                                                                              0.60% on assets in excess of
                                                                                              $2,500 million; all per year

U.S. Growth Fund               DMC          $ 62,656,068       0.70% per year                 0.65% on first $500 million
                                                                                              0.60% on next $500 million
                                                                                              0.55% on next $1,500 million
                                                                                              0.50% on assets in excess of
                                                                                              $2,500 million; all per year

                                         Domestic Fixed-Income Funds

The Aggregate Fixed            DMC          $  6,492,082       0.40% per year                             N/A
Income Portfolio**

Corporate Bond Fund            DMC          $ 38,399,311       0.50% on first $500 million                N/A
                                                               0.475% on next $500 million
                                                               0.45% on next $1,500 million
                                                               0.425% on assets in excess of
                                                               $2,500 million; all per year

Delaware Group Dividend        DMC          $221,141,149       0.55% per year                             N/A
and Income Fund, Inc.***

  * Investment Manager/Sub-Adviser:
      Delaware Management Company ("DMC")
      Voyageur Asset Management LLC ("VAM")
 ** This fund is an institutional fund and is only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.
 ++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

         SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGER AND SUB-ADVISER

                                   Investment                          Current Management (or           Proposed Management (or
                                   Manager or       Asset Size      Sub-Advisory) Fee Rate Based      Sub-Advisory) Fee Rate Based
              Fund                Sub-Adviser*    As of 12/31/98    On Average Daily Net Assets     on Average Daily Net Assets++
-------------------------------  --------------  ----------------   ------------------------------  -------------------------------
Delchester Fund                        DMC       $1,382,947,497      0.60% on first $500 million       0.65% on first $500 million
                                                                     0.575% on next $250 million       0.60% on next $500 million
                                                                     0.55% on assets in excess of      0.55% on next $1,500 million
                                                                     $750 million; all per year        0.50% on assets in excess of
                                                                     less directors' fees              $2,500 million; all per year

Delchester Series                      DMC       $  120,628,573      0.60% per year less               0.65% on first $500 million
 (Variable Annuity)                                                  directors' fees                   0.60% on next $500 million
                                                                                                       0.55% on next $1,500 million
                                                                                                       0.50% on assets in excess of
                                                                                                       $2,500 million; all per year

The Diversified Core Fixed             DMC       $    3,303,897      0.43% per year                                N/A
 Income Portfolio**

Extended Duration Bond Fund            DMC       $   32,255,272      0.55% on first $500 million                   N/A
                                                                     0.50% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

U.S. Government Fund                   DMC       $  181,655,118      .60% per year less                .55% on first $500 million
                                                                     directors' fees                   .50% on next $500 million
                                                                                                       .45% on next $1,500 million
                                                                                                       .425% on assets in excess of
                                                                                                       $2,500 million; all per year

The High-Yield Bond                    DMC       $   21,560,283      .45% per year                                 N/A
 Portfolio**

High-Yield Opportunities Fund          DMC       $   20,748,401      .65% on first $500 million        .65% on first $500 million
                                                                     .625% on next $500 million        .60% on next $500 million
                                                                     .60% on assets in excess of       .55% on next $1,500 million
                                                                     $1,000 million; all per year      .50% on assets in excess of
                                                                                                       $2,500 million; all per year

The Intermediate                       DMC       $   26,571,322      .40% per year less                .40% per year
 Fixed-Income Portfolio**                                            directors' fees

Limited Term Government Fund           DMC       $  357,445,604      .50% per year less                .50% on first $500 million
                                                                     directors' fees                   .475% on next $500 million
                                                                                                       .45% on next $1,500 million
                                                                                                       .425% on assets in excess of
                                                                                                       $2,500 million; all per year

The Limited-Term Maturity              DMC       $       21,000      .30% per year                                 N/A
 Portfolio**

Strategic Income Fund                  DMC       $   48,014,523      .65% on first $500 million        .65% on first $500 million
                                                                     .625% on next $500 million        .60% on next $500 million
                                                                     .60% on assets in excess of       .55% on next $1,500 million
                                                                     $1,000 million; all per year      .50% on assets in excess of
                                                                                                        $2,500 million; all per year

Strategic Income Series                DMC       $   20,496,652      .65% per year                     .65% on first $500 million
 (Variable Annuity)                                                                                    .60% on next $500 million
                                                                                                       .55% on next $1,500 million
                                                                                                       .50% on assets in excess of
                                                                                                       $2,500 million; all per year
 * Investment Manager/Sub-Adviser:
     Delaware Management Company ("DMC")
     Voyageur Asset Management LLC ("VAM")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.


         SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGER AND SUB-ADVISER

                             National Tax Free Funds

                                   Investment                          Current Management (or           Proposed Management (or
                                   Manager or       Asset Size      Sub-Advisory) Fee Rate Based      Sub-Advisory) Fee Rate Based
              Fund                Sub-Adviser*    As of 10/31/98    On Average Daily Net Assets     on Average Daily Net Assets++
-------------------------------  --------------  ----------------   ------------------------------  -------------------------------
Tax-Free Insured Fund                DMC           $ 79,399,126     .60% per year less               .50% on first $500 million
                                                                    directors' fees                  .475% on next $500 million
                                                                                                     .45% on next $1,500 million
                                                                                                     .425% on assets in excess of
                                                                                                     $2,500 million; all per year

Tax-Free USA Fund                    DMC            $606,574,863    .60% on first $500 million       .55% on first $500 million
                                                                    .575% on next $250 million       .50% on next $500 million
                                                                    .55% on assets in excess of      .45% on next $1,500 million
                                                                    $750 million; all per year       .425% on assets in excess of
                                                                    less directors' fees             $2,500 million; all per year

Tax-Free USA Intermediate            DMC            $ 28,530,418    .50% per year                    .50% on first $500 million
 Fund                                                                                                .475% on next $500 million
                                                                                                     .45% on next $1,500 million
                                                                                                     .425% on assets in excess of
                                                                                                     $2,500 million; all per year
                                                                                                     less directors' fees

                                              State Tax Free Funds

Voyageur Arizona Municipal           DMC            $ 45,751,660    .40% per year                                 N/A
 Income Fund, Inc.***

Delaware-Voyageur Tax-Free           DMC            $ 35,916,466    .50% on first $500 million                    N/A
 California Insured Fund                                            .475% on next $500 million
                                                                    .45% on next $1,500 million
                                                                    .425% on assets in excess of
                                                                    $2,500 million; all per year

Voyageur Colorado Insured            DMC            $ 73,869,200    .40% per year                                 N/A
 Municipal Income Fund,
 Inc.***

Delaware-Voyageur Tax Free           DMC            $ 17,442,694    .55% on first $500 million                    N/A
 Florida Fund                                                       .50% on next $500 million
                                                                    .45% on next $1,500 million
                                                                    .425% on assets in excess of
                                                                    $2,500 million; all per year

------------
 *  Investment Manager/Sub-Adviser:
      Delaware Management Company ("DMC")
      Voyageur Asset Management LLC ("VAM")
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.
 ++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

                                      H-6

         SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGER AND SUB-ADVISER

                                   Investment                          Current Management (or           Proposed Management (or
                                   Manager or       Asset Size      Sub-Advisory) Fee Rate Based      Sub-Advisory) Fee Rate Based
              Fund                Sub-Adviser*    As of 10/31/98    On Average Daily Net Assets     on Average Daily Net Assets++
-------------------------------  --------------  ----------------   ------------------------------  -------------------------------
Delaware-Voyageur Tax Free            DMC          $148,131,828     .50% on first $500 million                   N/A
 Florida Insured Fund                                               .475% on next $500 million
                                                                    .45% on next $1,500 million
                                                                    .425% on assets in excess of
                                                                    $2,500 million; all per year

Voyageur Florida Insured              DMC          $ 38,113,552     .40% per year                                N/A
 Municipal Income Fund***

Delaware-Voyageur Tax Free            DMC          $ 17,697,388     .55% on first $500 million                   N/A
 Kansas Fund                                                        .50% on next $500 million
                                                                    .45% on next $1,500 million
                                                                    .425% on assets in excess of
                                                                    $2,500 million; all per year

Delaware-Voyageur Tax-Free            DMC          $ 56,368,954     .50% on first $500 million                   N/A
 Missouri Insured Fund                                              .475% on next $500 million
                                                                    .45% on next $1,500 million
                                                                    .425% on assets in excess of
                                                                    $2,500 million; all per year

Voyageur Minnesota Municipal          DMC          $ 40,237,567     .40% per year                                N/A
 Income Fund, Inc.***

Voyageur Minnesota Municipal          DMC          $109,015,281     .40% per year                                N/A
 Income Fund II, Inc.***

Voyageur Minnesota Municipal          DMC          $ 25,839,781     .40% per year                                N/A
 Income Fund III, Inc.***

Tax Free New Jersey Fund              DMC          $  3,297,937     .55% on the first $500 million   .55% on first $500 million
                                                                    .525% on next $500 million       .50% on next $500 million
                                                                    .50% on assets in excess of      .45% on next $1,500 million
                                                                    $1,000 million; all per year     .425% on assets in excess of
                                                                                                     $2,500 million; all per year

Delaware-Voyageur Tax Free New        DMC          $ 24,083,040     .55% on first $500 million                   N/A
 Mexico Fund                                                        .50% on next $500 million
                                                                    .45% on next $1,500 million
                                                                    .425% on assets in excess of
                                                                    $2,500 million; all per year

Tax Free Ohio Fund                    DMC          $  1,453,742     .55% on first $500 million       .55% on first $500 million
                                                                    .525% on next $500 million       .50% on assets in excess of
                                                                    .50% on assets in excess of      .45% on next $1,500 million
                                                                    $1,000 million; all per year     .425% on assets in excess of
                                                                                                     $2,500 million; all per year.
------------
  * Investment Manager/Sub-Adviser:
      Delaware Management Company ("DMC")
      Voyageur Asset Management LLC ("VAM")
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.
 ++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

                                      H-7

         SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGER AND SUB-ADVISER

                                   Investment                          Current Management (or           Proposed Management (or
                                   Manager or       Asset Size      Sub-Advisory) Fee Rate Based      Sub-Advisory) Fee Rate Based
              Fund                Sub-Adviser*    As of 10/31/98    On Average Daily Net Assets     on Average Daily Net Assets++
-------------------------------  --------------  ----------------   ------------------------------  -------------------------------
Delaware-Voyageur Tax Free            DMC          $ 36,669,973     .50% on first $500 million                  N/A
 Oregon Insured Fund                                                .475% on next $500 million
                                                                    .45% on next $1,500 million
                                                                    .425% on assets in excess of
                                                                    $2,500 million; all per year

Tax Free Pennsylvania Fund            DMC          $921,717,539     .60% on first $500 million       .55% on first $500 million
                                                                    .575% on next $250 million       .50% on next $500 million
                                                                    .55% on assets in excess of      .45% on next $1,500 million
                                                                    $750 million; all per year       .425% on assets in excess of
                                                                                                     $2,500 million; all per year

Delaware-Voyageur Tax Free Utah       DMC          $  3,300,312     .55% on first $500 million                  N/A
 Fund                                                               .50% on next $500 million
                                                                    .45% on next $1,500 million
                                                                    .425% on assets in excess of
                                                                    $2,500 million; all per year

Delaware-Voyageur Tax Free            DMC          $  4,159,209     .50% on first $500 million                  N/A
 Washington Insured Fund                                            .475% on next $500 million
                                                                    .45% on next $1,500 million
                                                                    .425% on assets in excess of
                                                                    $2,500 million; aoo per year

-----------
 * Investment Manager/Sub-Adviser:
     Delaware Management Company ("DMC")
     Voyageur Asset Management LLC ("VAM")
++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

                                      H-8

                                   EXHIBIT I


                    FORM OF INVESTMENT MANAGEMENT AGREEMENT


AGREEMENT, made by and between [COMPANY], a[    ] ("Fund") on behalf of the
[SERIES] ("Series"), and [MANAGER NAME] , a     ] ("Investment Manager").

                             W I T N E S S E T H:


WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and is currently comprised of [ ] series, including the [ ] Series; as a separate series of the Fund, each series engages in the business of investing and reinvesting its assets in securities, and


WHEREAS, the Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and


WHEREAS, the Fund on behalf of the Series and the Investment Manager desire to enter into this Agreement.


NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

    1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Series' assets and to administer its affairs, subject to the direction of the Fund's Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Series and shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

    2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of any of the investment companies within the Delaware Investments family (including the Fund). Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity. In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

    3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to any Sub-Adviser, as defined in Paragraph 5 hereof, or to any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment

    Manager or any such Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which the Investment Manager or Sub-Adviser serve as investment manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

    (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Fund and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or any Sub-Adviser, as defined in Paragraph 5 hereof, exercises investment discretion.

    4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets, a fee based on the average daily net assets of the Series during the month. Such fee shall be calculated in accordance with the following schedule:



                Monthly     Annual Rate     Average Daily Net Assets
                -------     -----------     ------------------------




    If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

    5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

    6. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    7. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

    8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Fund's investment adviser, other mutual funds as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

    9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

    10. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

    11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

    12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.


IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the    day of     , 19  .



[MANAGER NAME]                               [REGISTRANT NAME]
                                              for the [SERIES NAME]
By: __________________________________
Name: ________________________________
Title: _______________________________
                                             By: __________________________________
                                             Name: ________________________________
                                             Title: _______________________________
Attest: ______________________________
Name: ________________________________
Title: _______________________________
                                             Attest: ______________________________
                                             Name: ________________________________
                                             Title: _______________________________

                                   EXHIBIT J


                        FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT, made by and between [MANAGER NAME] ("Investment Manager"), and [SUB-ADVISER NAME] ("Sub-Adviser").

                             W I T N E S S E T H:


WHEREAS, [REGISTRANT NAME], a [     ] ("Fund"), has been organized and operates
as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities, and


WHEREAS, the Investment Manager and the Fund on behalf of the [Series] ("Series") have entered into an agreement of even date herewith ("Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Fund on behalf of the Series; and


WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Fund on behalf of the Series; and


WHEREAS, the Investment Manager and the Sub-Adviser are registered Investment Advisers under the Investment Advisers Act of 1940 and engage in the business of providing investment management services.


NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

    1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, to manage the investment and reinvestment of that portion of the Series' assets as the Investment Manager shall designate from time to time and to furnish the Investment Manager with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to securities in which the Series may invest, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Series with respect to that portion of the Series' assets designated by the Investment Manager, shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding its activities as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request in the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Investment Manager and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the Investment Company Act of 1940.

    2. Under the terms of the Investment Management Agreement, the Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance and repurchase of shares; preparation of share certificates;

    reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Without limiting the foregoing, except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, the Sub-Adviser shall have no responsibility for record maintenance and preservation obligations under Section 31 of the Investment Company Act of 1940.

    Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds which have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Directors, officers and/or employees of the Fund, shall not receive any compensation from the Fund for acting in such dual capacity. In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Fund, the Investment Manager and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

    3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to the Sub-Adviser or to any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the Funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

    (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Sub-Adviser may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

    4. As compensation for the services to be rendered to the Fund for the benefit of the Series by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser:

    [(The following language is used for funds that do not have an asset-based sub-advisory fee rate:) a monthly fee equal to [%] of the fees paid to the Investment Manager under the Investment Management Agreement.]

    [(The following language is used for funds that have an asset-based sub-advisory fee rate:) a monthly fee equal to [insert asset-based fee rate]; provided however, that the Sub-Adviser shall waive all or a portion of the fees payable under this Agreement to the extent necessary to bear its proportionate share of any management fee waiver undertaken by the Investment Manager. The amount of such waiver by the Sub-Adviser shall be calculated by multiplying the dollar amount of the management fees waived by the investment manager by the percentage that the then-current sub-advisory fee rate represents of the then-current investment management fee rate.]

    If this Agreement is terminated prior to the end of any calendar month, the Sub-Advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

    5. The services to be rendered by the Sub-Adviser to the Fund for the benefit of the Series under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby; provided, however, except for advisory arrangements implemented prior to the date of this Agreement, during the term of this Agreement, the Sub-Adviser, will not, without the written consent of the Investment Manager, which consent will not be unreasonably withheld, render investment company (or portfolio thereof) which the Investment manger reasonably determines would be in competition with and which has investment policies similar to those of the Portfolio.

    6. Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

    The Investment Manager agrees that it shall not use the Sub-Adviser's name or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Series' shareholders, without the prior written consent of the Sub-Adviser.

    7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser to the Fund, the Sub-Adviser shall not be subject to liability to the Fund, to the Investment Manager or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

    8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Investment Manager or the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Fund's intention to do so, in the case of the Fund pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Investment Manager and the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

    9. This Agreement shall extend to and bind the successors of the parties hereto.

    10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the    day of     ,   .

                                          [MANAGER NAME]


                                       By:_____________________________________
                                          Name:
                                          Title:


                                        Attest: _______________________________



                                          [SUB-ADVISER NAME]


                                       By:_____________________________________
                                          Name:
                                          Title:


                                        Attest: _______________________________



Agreed to and accepted as of the day and year first above written:



                                          [COMPANY NAME]
                                           on behalf of the [SERIES NAME]


                                       By:_____________________________________
                                                    Chairman



                                        Attest: _______________________________

                                   EXHIBIT K

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                     AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ______________, 1999 by and between [name of Delaware business trust], a Delaware business trust ("Fund"), and [name of Minnesota corporation], a Minnesota corporation ("Corporation") (the Fund and the Corporation are hereinafter collectively referred to as the "parties").


     In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:


     1. Plan of Reorganization.


     (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Corporation will convey, transfer and deliver to the Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Corporation's then-existing assets, the assets belonging to each series of the Corporation, to be conveyed, transferred and delivered to the corresponding series of the Fund. In consideration thereof, the Fund agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Corporation's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to each series of the Corporation to become the obligations and liabilities of the corresponding series of the Fund, and (2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, of no par value, of each of the Fund's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are individually and collectively referred to as "Series of the Fund" and the classes are individually referred to as a "Class of the Fund" and collectively as "Classes of the Fund"), equal in number to the number of full and fractional shares of common stock, ______ par value, of, respectively, each of the Corporation's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are referred to individually and collectively as "Series of the Corporation" and the classes are referred to individually as a "Class of the Corporation" and collectively as "Classes of the Corporation") outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").


     (b) In order to effect such delivery, the Fund will establish an open account for each shareholder of each Series of the Corporation and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of such Series and Class of the Fund equal to the number of full and fractional shares such shareholder holds in the corresponding Series and Class of the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of each Class of the Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each Class of the Fund shall be deemed to be the same as the net asset value per share of the corresponding Class of the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of a Series and Class of the Corporation will represent the same number of shares of the corresponding Series and Class of the Fund. Each shareholder of the Corporation will have the right to exchange his (her) share certificates for share certificates of the Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Series and Classes of the Fund to the shareholders of record of the Corporation, the shares of the Series and Classes of the Corporation held by such shareholder shall be cancelled.

     (c) As soon as practicable after the Effective Date of the Reorganization, the Corporation shall take all necessary steps under Minnesota law to effect a complete dissolution of the Corporation.

     2. Closing and Effective Date of the Reorganization.

     The Closing shall consist of (i) the conveyance, transfer and delivery of the Corporation's assets to the Fund, in exchange for the assumption and payment by the Fund of the Corporation's liabilities; and (ii) the issuance and delivery of the Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Corporation at which this Agreement will be considered or
(b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

     3. Conditions Precedent.

     The obligations of the Corporation and the Fund to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

       (a) Such authority and orders from the Securities and Exchange Commission ("Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;


       (b) (i) One or more post-effective amendments to the Corporation's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Registration Statement as are determined by the Trustees of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Commission; (ii) the Fund shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment to the Registration Statement filed with the Commission relating to the Fund shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Corporation to a Delaware business trust shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;


       (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Corporation, the Fund, or the shareholders of the Corporation or the Fund;


       (d) The Corporation shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Corporation, to the effect that (i) the Fund is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms; and (iii) the shares of the Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable by the Fund;


       (e) The Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that:
    (i) the Corporation is a corporation, duly organized and validly existing under the laws of the State of Minnesota; (ii) the Corporation is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of the Corporation and this Agreement has been duly executed and delivered by the Corporation and is a legal, valid and binding agreement of the Corporation in accordance with its terms;

       (f) The shares of each Series and Class of the Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding Series and Class of the Corporation are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;

       (g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of shareholders at an annual or special meeting or any adjournment thereof;


       (h) The shareholders of the Corporation shall have voted to direct the Corporation to vote, and the Corporation shall have voted, as sole shareholder of the Fund, to:

          (i) Elect as Trustees of the Fund the following individuals: Jeffrey
        J. Nick, Walter P. Babich, Ann R. Leven, Thomas F. Madison, Charles E. Peck, Wayne A. Stork, and Jan R. Yeomans.

          (ii) Select Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending [month and day], 2000;

          (iii) (A) With respect to each Series, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of a Series of the Corporation
        (x) approve a proposal for a new investment management agreement ("New Investment Management Agreement") between the current investment advisor to the Series (the "Advisor") and the Corporation on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the New Investment Management Agreement, or (y) do not approve a proposal for a New Investment Management Agreement between the Advisor and the Corporation on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the then-current investment management agreement between the Advisor and the Corporation on behalf of such Series;

            (B) With respect to each Series that is subject to a sub-advisory agreement, if any, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of such Series of the Corporation (x) approve a proposal for a new sub-advisory agreement ("New Sub-Advisory Agreement") between the Advisor and the current sub-advisor (the "Sub-Advisor") with respect to the assets of such Series, approve a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the New Sub-Advisory Agreement, or (y) do not approve a proposal for a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor, approve a sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the then-current sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series;

       (i) The Trustees of the Fund shall have taken the following actions at a meeting duly called for such purposes:

          (i) Approval of the investment management agreements and the sub-advisory agreements, if any, described in paragraph (h) of this
        Section 3 hereof, for each Series of the Fund;

          (ii) Approval of a distribution plan, if any, for each Class of each Series of the Fund, as adopted pursuant to Rule 12b-1 under the 1940 Act, that is substantially identical to the then-current distribution plan, if any, as adopted pursuant to Rule 12b-1 under the 1940 Act for each Class of each corresponding Series of the Corporation;

          (iii) Approval of the assignment of the Corporation's Custodian Agreement with Norwest Bank Minnesota, N.A. to the Fund;

          (iv) Selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending [month and day], 2000;

           (v) Approval of the Fund's Shareholders Services Agreement with Delaware Service Company, Inc.;

          (vi) Approval of the Fund Accounting Agreement with Delaware Service Company, Inc. that covers the funds comprising the Delaware Investments Family of Funds;

          (vii) Approval of the Distribution Agreement between the Fund and Delaware Distributors, L.P. on behalf of the Series and Classes;

          (viii) Authorization of the issuance by the Fund, prior to the Effective Date of the Reorganization, of one share of each Series and Class of the Fund to the Corporation in consideration for the payment of $10.00 per share for the purpose of enabling the Corporation to vote on the matters referred in paragraph (h) of this Section 3 hereof;

          (ix) Submission of the matters referred to in paragraph (h) of this
        Section 3 to the Corporation as sole shareholder of each Series of the Fund; and

          (x) Authorization of the issuance and delivery by the Fund of shares of each Series and Class of the Fund on the Effective Date of the Reorganization in exchange for the assets of the corresponding Series of the Corporation pursuant to the terms and provisions of this Agreement.

     At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Corporation if, in the judgment of such Board, such waiver will not effect in a materially adverse way the benefits intended to be accorded the shareholders of the Corporation under this Agreement.

     4. Termination.

     The Board of Directors of the Corporation may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Corporation, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

     5. Entire Agreement.

     This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

     6. Further Assurances.

     The Corporation and the Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     7. Counterparts.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     8. Governing Law.

     This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Fund and the Corporation have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                          [Name of Minnesota corporation]
                                          (a Minnesota Corporation)

Attest:

By:_________________________________      By:__________________________________
      George M. Chamberlain, Jr.                  Jeffrey J. Nick
         Secretary                            President and Chief Executive
                                                   Officer

                                          [Name of Delaware business trust]
                                          (a Delaware business trust)

Attest:

By:_________________________________      By:__________________________________
         Eric E. Miller                           Jeffrey J. Nick
        Assistant Secretary                President and Chief Executive Officer

                                   APPENDIX




Series and Classes of [name of Minnesota corporation]    Corresponding Series and Classes of [name of Delaware business trust]
-------------------------------------------------------  ----------------------------------------------------------------------






                                    EXHIBIT L

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
Governing Documents                          -- Created by a governing instrument         -- A corporation's articles of
                                             (which may consist of one or more            incorporation must be filed with the
                                             instruments, including an agreement and      Minnesota Secretary of State in order to
                                             declaration of trust and By-Laws) and a      form a Minnesota corporation. The
                                             Certificate of Trust, which must be          Voyageur Insured Funds, Inc., Voyageur
                                             filed with the Delaware Secretary of         Intermediate Tax-Free Fund, Inc.,
                                             State. The Delaware Business Trust           Voyageur Mutual Funds, Inc., Voyageur
                                             ("DBT") statutes found at Del. Code.         Mutual Funds II, Inc., Voyageur Tax-Free
                                             Ann. title 12, section 3801, et seq. are     Funds, Inc., Voyageur Mutual Funds III,
                                             referred to in this chart as the             Inc., Voyageur Funds, Inc., Voyageur
                                             "Delaware Act."                              Arizona Municipal Income Fund, Inc.,
                                                                                          Voyageur Colorado Insured Municipal
                                             -- A DBT is an unincorporated                Income Fund, Inc., Voyageur Minnesota
                                             association organized under the Delaware     Municipal Income Fund, Inc ., Voyageur
                                             Act which operates similar to a typical      Minnesota Municipal Income Fund II, Inc.
                                             corporation. A DBT's operations are          and Voyageur Minnesota Municipal Income
                                             governed by a trust instrument and           Fund III, Inc. (the "Current Funds")
                                             By-Laws. The business and affairs of a       were created by the filing of Articles
                                             DBT are managed by or under the              of Incorporation with the state of
                                             direction of a Board of Trustees.            Minnesota.

                                             -- A DBT is organized as an open-end         -- Under Minnesota law, the business and
                                             investment company subject to the            affairs of a corporation are governed by
                                             Investment Company Act of 1940, as           its articles of incorporation and
                                             amended (the "1940 Act"). Shareholders       By-Laws (the "charter documents"). A
                                             own shares of "beneficial interest" as       Board of Directors manages and directs
                                             compared to the shares of "common stock"     the business and affairs of a Minnesota
                                             issued by corporations. There is             corporation.
                                             however, no practical difference between
                                             the two types of shares.                     -- A Minnesota corporation organized as
                                                                                          an open-end investment company is
                                             -- As described in this chart, DBTs are      subject to the 1940 Act.
                                             granted a significant amount of
                                             organizational and operational
                                             flexibility. Delaware law makes it
                                             easier to obtain needed shareholder
                                             approvals, and also permits management
                                             of a DBT to take various actions without
                                             being required to make state filings or
                                             obtain shareholder approval. The
                                             Delaware Act also contains favorable
                                             limitations on shareholder and Trustee
                                             liability, and provides for
                                             indemnification out of trust property
                                             for any shareholder or Trustee that may
                                             be held personally liable for the
                                             obligations of a DBT.

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
                                      L-1

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
Multiple Series and                          -- Under the Delaware Act, a declaration     -- Minnesota law permits a corporation
Classes                                      of trust may provide for classes, groups     to issue one or more series or classes
                                             or series of shares, or classes, groups      of stock and, if the stock is divided
                                             or series of shareholders, having such       into more than one series or class, the
                                             relative rights, powers and duties as        charter is required to describe each
                                             the declaration of trust may provide.        series or class, including any
                                             The series and classes of a DBT may be       preferences, conversion or other rights,
                                             described in the declaration of trust or     voting powers, restrictions, limitations
                                             in resolutions adopted by the board of       as to dividends, qualifications and
                                             trustees. Neither state filings nor          terms or conditions of redemption.
                                             shareholder approval is required to          Minnesota law further provides that a
                                             create series or classes. The New Funds'     corporation's articles of incorporation
                                             Agreement and Declaration of Trust (the      may authorize the board of directors to
                                             "Declaration of Trust") permits the          establish more than one class or series
                                             creation of multiple series and classes      of shares. If a corporation's articles
                                             and establishes the provisions relating      include this authorization, as provided
                                             to shares.                                   for in the Current Funds' Articles, a
                                                                                          new series or class of shares may be
                                             -- The Delaware Act explicitly provides      established by a resolution approved by
                                             for a reciprocal limitation of               the affirmative vote of the directors. A
                                             interseries liability. The debts,            statement certifying adoption of the
                                             liabilities, obligations and expenses        resolution must be filed with the
                                             incurred, contracted for or otherwise        Minnesota Secretary of State.
                                             existing with respect to a particular
                                             series of a multiple series investment       -- Minnesota law provides that a
                                             company registered under the 1940 Act        corporation may issue securities only
                                             are enforceable only against the assets      when authorized by the Board. In order
                                             of such series, and not against the          to increase the aggregate number of
                                             assets of the trust, or any other            shares of the stock that a Minnesota
                                             series, generally, provided that:            corporation is permitted to issue, an
                                                                                          amendment to the articles of
                                                  (i) the governing instrument            incorporation is required, which would
                                             creates one or more series;                  require shareholder approval. Unlike the
                                                                                          Declaration of Trust for the New Funds,
                                                  (ii) separate and distinct records      which state that the Funds shall have an
                                             are maintained for any such series;          unlimited number of shares, Minnesota
                                                                                          law provides for a specific number of
                                                  (iii) the series' assets are held       authorized shares, alth ough that number
                                             and accounted for separately from the        is large.
                                             trust's other assets or any series
                                             thereof;                                     -- Minnesota law does not contain a
                                                                                          statutory provision addressing series
                                                  (iv) notice of the limitation on        liability with respect to a multiple
                                             liabilities of the series is set forth       series investment company; however, if
                                             in the certificate of trust; and             the stock of a corporation is divided
                                                                                          into series or classes, Minnesota law
                                                  (v) the governing instrument so         requires that the articles set forth any
                                             provides.                                    preferences or restrictions relating to
                                                                                          such series or classes. Therefore, a
                                             The Declaration of Trust for the New         shareholder of one series of shares of a
                                             Funds provides that each of its series       Minnesota corporation will not be liable
                                             shall not be charged with the                for the obligations of another series of
                                             liabilities of any other series.             shares of that corporation, provided
                                             Further, it states that any general          that the articles contain a provision
                                             assets or liabilities not readily            to that effect. As a result, the Current
                                             identifiable as to a particular series       Funds' Articles state that a shareholder
                                             will be allocated or charged by the          of one series will not be liable for the
                                             Trustees of the New Funds to and among       obligations of another series of shares.
                                             any one or more series in such manner,
                                             and on such basis, as the Trustees deem      -- A court applying federal securities
                                             fair and equitable in their sole             law may not respect provisions that
                                             discretion. As required by the Delaware      serve to limit the liability of one
                                             Act, the New Funds' Certificate of Trust     series of an investment company's shares
                                             specifically limits the debts,               for the liabilities of another series.
                                             liabilities, obligations and expenses        Accordingly, provisions relating to
                                             incurred, contracted for or otherwise        series liability contained in the
                                             existing with respect to a particular        Articles may be preempted by the way in
                                             series of the New Fund as enforceable        which the courts interpret the 1940 Act.
                                             against the assets of that series of the
                                             New Fund, and not against the assets of
                                             the New Fund generally.

                                             -- A court applying federal securities
                                             law may not respect provisions that
                                             serve to limit the liability of one
                                             series of an investment company's shares
                                             for the liabilities of another series.
                                             Accordingly, provisions relating to
                                             series liability contained in the
                                             Declaration of Trust may be preempted by
                                             the way in which the courts interpret
                                             the 1940 Act.
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

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
Shareholder Voting Rights                    -- The governing instrument determines       -- The Minnesota law, unlike the
and Proxy Requirements                       shareholders' rights. The Declaration of     Delaware Act, clearly states that,
                                             Trust for the New Funds provides that        unless the corporate documents provide
                                             shareholders of record of each share are     for a greater or lesser number of votes
                                             entitled to one vote for each full           per share, each share of stock is
                                             share, and a fractional vote for each        entitled to one vote on each matter
                                             fractional share. In addition,               submitted to a vote at a meeting of
                                             shareholders are not entitled to             shareholders. The Current Funds'
                                             cumulative voting for electing a             Articles provide that the holder of each
                                             trustee(s) or for any other matter. The      share of stock of a fund is entitled to
                                             Declaration of Trust further provides        one vote for each full share, and a
                                             that voting by the New Funds will occur      fractional vote for each fractional
                                             separately by series, and if applicable,     share of stock, irrespective of the
                                             by class, subject to: (1) requirements       series or class. In addition, shareholders
                                             of the 1940 Act where shares of the          are not entitled to cumulative
                                             Trust must be voted in the aggregate         voting for electing director(s) or for
                                             without reference to series or class,        any other matter. The Articles further
                                             and (2) where the matter affects only a      state that, on any matter submitted to a
                                             particular series or class.                  vote of shareholders, all shares of the
                                                                                          corporation then issued and outstanding
                                             -- The Delaware Act and By-Laws for the      and entitled to vote, irrespective of
                                             New Funds also permit the New Funds to       series or class, shall be voted in the
                                             accept proxies by any electronic,            aggregate and not by series or class
                                             telephonic, computerized,                    except when (1) otherwise expressly
                                             telecommunications or other reasonable       required by Minnesota law; (2) otherwise
                                             alternative to the execution of a            permitted by the 1940 Act or the rules
                                             written instrument authorizing the proxy     adopted thereunder; or (3) the matter
                                             to act, provided such authorization is       affects the interests of the particular
                                             received within eleven (11) months           series or class, in which case only
                                             before the meeting.                          shareholders of the affected series or
                                                                                          class shall be entitled to vote.

                                                                                          -- Minnesota law requires class or
                                                                                          series voting in certain circumstances,
                                                                                          including certain amendments to articles
                                                                                          of incorporation and plans of merger or
                                                                                          exchange. In particular, Minnesota law
                                                                                          provides that the holders of the
                                                                                          outstanding shares of a class or series
                                                                                          are entitled to vote separately on an
                                                                                          amendment to the articles if the
                                                                                          amendment would have certain
                                                                                          consequences, even if the articles
                                                                                          negate voting rights for that series or
                                                                                          class. Minnesota law requires a separate
                                                                                          vote if the amendment would, among
                                                                                          other things, increase or decrease the
                                                                                          number of authorized shares of the
                                                                                          series or class, effect an exchange or
                                                                                          reclassification of the series or class,
                                                                                          create a new series or class (or
                                                                                          increase the authorized shares of an
                                                                                          existing series or class) with prior or
                                                                                          superior rights or preferences or change
                                                                                          the rights or preferences of the class
                                                                                          or series in any way.

                                                                                          -- Minnesota law also permits a
                                                                                          corporation to accept proxies. A
                                                                                          shareholder may cast or authorize the
                                                                                          casting of a vote by filing a written
                                                                                          appointment of a proxy with an officer
                                                                                          of the corporation at or before the
                                                                                          meeting at which the appointment is to
                                                                                          be effective. In addition, a shareholder
                                                                                          of a publicly held corporation may cast
                                                                                          or authorize the casting of a vote by a
                                                                                          proxy by transmitting to the corporation
                                                                                          an appointment of a proxy by means of a
                                                                                          telegram, cablegram, or any other form
                                                                                          of electronic transmission, including
                                                                                          telephonic transmission, whether or not
                                                                                          accompanied with written instructions of
                                                                                          the shareholder. The Current Funds'
                                                                                          By-Laws simply provide that the right to
                                                                                          vote by proxy shall exist. This right
                                                                                          exists only if the instrument
                                                                                          authorizing such proxy to act is
                                                                                          executed in writing by the shareholder
                                                                                          or the shareholder's attorney. Minnesota
                                                                                          law provides for the same flexibility as
                                                                                          the Delaware Act if the By-Laws are
                                                                                          amended.
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

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
 Shareholders' Meetings                      -- Delaware law permits special              -- Minnesota law does not require a
                                             shareholder meetings to be called for        corporation to hold annual shareholder
                                             any purpose. However, the governing          meetings. Minnesota law does permit
                                             instrument determines beneficial owners'     special shareholder meetings to be
                                             rights to call meetings. The Declaration     called for any purpose.
                                             of Trust for the New Funds provides that
                                             the Board of Trustees shall call             -- Under Minnesota law, special
                                             shareholder meetings for the purpose of      shareholder meetings may be called for
                                             (1) electing trustees, (2) matters           any purpose by: (1) the chief executive
                                             prescribed by law, the Declaration of        officer; (2) the chief financial
                                             Trust or By-Laws, or (3) for taking          officer; (3) two or more directors; (4)
                                             action upon any other matter deemed          a person authorized in the articles or
                                             necessary or desirable by the Board of       by-laws; or (5) a shareholder or
                                             Trustees. The By-Laws further provide        shareholders holding ten (10%) percent
                                             that a shareholder meeting may be called     or more of the voting power of all
                                             at any time by the Board of Trustees, by     shares entitled to vote. In those cases
                                             the Chairperson of the Board, or by the      where a shareholder or shareholders seek
                                             President or any Vice President or the       to call a special meeting for the
                                             Secretary and any two (2) Trustees. An       purpose of considering any action
                                             annual shareholders' meeting is not          relating to a business combinat ion,
                                             required by Delaware law, the                such shareholder(s) must constitute
                                             Declaration of Trust or By-Laws.             twenty-five percent (25%) or more of the
                                                                                          voting power of all shares entitled to
                                                                                          vote. Consistent with Minnesota law, the
                                                                                          Current Funds' By-Laws permit either the
                                                                                          chairperson, the president, two
                                                                                          directors, or shareholders holding ten
                                                                                          percent (10%) or more of a corporation's
                                                                                          shares to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------
Quorum Requirement                           -- The Declaration of Trust of the New       -- Under Minnesota law, a majority of
                                             Funds, consistent with the Delaware Act,     shareholders entitled to vote
                                             establishes a quorum when thirty-three       constitutes a quorum unless a larger or
                                             and one-third percent (33 1/3%) of the       smaller proportion or number is provided
                                             shares entitled to vote are present in       in the articles or by-laws. The Current
                                             person or by proxy. For purposes of          Funds' By-Laws require a majority of
                                             determining whether a quorum exists, the     shareholders present or by proxy at a
                                             Declaration of Trust provides that           meeting in order to transact business.(1)
                                             included and treated as votes present at
                                             the shareholders' meeting but are not
                                             treated as votes cast.
------------------------------------------------------------------------------------------------------------------------------------
Action Without                               -- Delaware law permits the governing        -- Under Minnesota law, any action
Shareholders' Meeting                        instrument to set forth the procedure        required to be approved at a meeting of
                                             whereby action required to be approved       shareholders may also be approved by the
                                             by shareholders at a meeting may be done     unanimous written consent of
                                             by consent. The Declaration of Trust for     shareholders entitled to vote at such
                                             the New Funds allows an action to be         meeting. The Current Funds' By-Laws are
                                             taken absent a shareholder meeting if        consistent with Minnesota law.(2)
                                             the shareholders having not less than
                                             the minimum number of votes that would
                                             be necessary to authorize or take that
                                             action at a meeting at which all shares
                                             entitled to vote on the matter were
                                             present and voted, consent to be the
                                             action in writing.
------
1 The By-Laws of Voyageur Mutual Funds, Inc., Voyageur Mutual Funds, II, Inc. and Voyageur Mutual Funds, III, Inc. require ten percent (10%) of the shares outstanding and entitled to vote to constitute a quorum for the transaction of business at any regular or special shareholder meeting.
2 Directors may also act without holding a meeting of the Board of Directors. Minnesota law permits directors to take action by unanimous written consent signed by all directors. A lesser number may take written action, if the action does not require shareholder approval and if the Articles so provide. In such a case, written action approved by the number of directors that would be required to take the action at a meeting of the board with all directors present is sufficient. The Current Funds'
  Articles are consistent with the provision of Minnesota law.
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

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
Matters Requiring                            -- The Delaware Act affords Trustees the     -- Under Minnesota law, the greater of
Shareholder Approval                         ability to easily adapt a DBT to future      (i) a majority of the voting power of
                                             contingencies. For example, Trustees         the shares present and entitled to vote
                                             have the authority to incorporate a DBT,     on a matter, or (ii) a majority of the
                                             to merge or consolidate with another         voting power of the minimum number of
                                             entity, to cause multiple series of a        shares entitled to vote that would
                                             DBT to become separate trusts, to change     constitute a quorum for the transaction
                                             the domicile or to liquidate a DBT, all      of business at the meeting is necessary
                                             without having to obtain a shareholder       to take shareholder action, except where
                                             vote. More importantly, in cases where       the articles or Minnesota law require a
                                             funds are required or do elect to seek       larger proportion. A merger of funds or
                                             shareholder approval for transactions,       a sale of all of the assets of a fund
                                             the Delaware Act provides great              would require the approval of a majority
                                             flexibility with respect to the quorum       of the fund's outstanding shares under
                                             and voting requirements for approval of      Minnesota law. The Current Funds'
                                             such transactions.                           By-Laws require that all questions be
                                                                                          decided by a majority of those entitled
                                             -- The Declaration of Trust for the New      to vote and represented at a meeting,
                                             Funds, consistent with the Delaware Act,     except as otherwise provided by the 1940
                                             affords shareholders the power to vote       Act or other applicable law.
                                             on the following matters:

                                                  (1) the election of trustees
                                             (including the filling of any
                                             vacancies);
                                                  (2) as required by the Declaration
                                             of Trust, By-Laws, the 1940 Act or
                                             registration statement; and
                                                  (3) other matters deemed by the
                                             Board of Trustees to be necessary or
                                             desirable.

                                             -- The Declaration of Trust provides
                                             that when a quorum is present, a
                                             majority of votes cast shall decide any
                                             issues, and a plurality shall elect a
                                             Trustee(s), unless a different vote is
                                             required by the Declaration of Trust,
                                             By-Laws or under applicable law.
------------------------------------------------------------------------------------------------------------------------------------
Amendments to                                -- The Delaware Act provides broad           -- Under Minnesota law, when a
Governing Documents                          flexibility with respect to amendments       corporation has outstanding shares, the
                                             of governing documents of a DBT. The New     articles of incorporation may be amended
                                             Funds' Declaration of Trust state that,      by the board of directors adopting a
                                             if shares have been issued, shareholder      resolution to amend the articles and
                                             approval to adopt amendments to the          submitting the amendment to the
                                             Declaration of Trust is only required if     shareholders at either an annual or a
                                             such adoption would adversely affect to      special meeting. In order to approve an
                                             a material degree the rights and             amendment, Minnesota law requires the
                                             preferences of the shares of any series      affirmative vote of the greater of (i) a
                                             (or class) already issued. Before            majority of the voting power of the
                                             adopting any amendment to the                shares present and entitled to vote on
                                             Declaration of Trust relating to shares      the amendment, or (ii) a majority of the
                                             without shareholder approval, the            voting power of the minimum number of
                                             Trustees are required to determine that      shares entitled to vote that would
                                             the amendment is: (i) consistent with        constitute a quorum for the transaction
                                             the fair and equitable treatment of all      of business at the meeting. Because
                                             shareholders, and (ii) shareholder           shareholder approval is required for
                                             approval is not required by the 1940 Act     amendments to the articles of
                                             or other applicable law.                     incorporation in all cases, Minnesota
                                                                                          law is more restrictive than the
                                             -- The New Funds' By-Laws may be amended     Delaware Act. The Current Funds'
                                             or repealed by the affirmative vote or       Articles do not provide further guidance
                                             written consent of a majority of the         in this regard.
                                             outstanding shares entitled to vote.
                                             Subject to the rights of the                 -- The Current Funds' By-Laws may be
                                             shareholders, those By-Laws also may be      amended or altered by a vote of the
                                             adopted, amended or repealed by the          majority of the Board of Directors at
                                             Board of Trustees.                           any meeting. Such authority is subject
                                                                                          to the power of the shareholders to
                                                                                          change or repeal the By-Laws by a
                                                                                          majority vote. The Board is not
                                                                                          permitted to make or alter any By-Laws:
                                                                                          (1) fixing a quorum for meetings of
                                                                                          shareholders, (2) prescribing procedures
                                                                                          for removing directors or filling
                                                                                          vacancies on the Board of Directors, or
                                                                                          (3) fixing the number, classification,
                                                                                          qualifications, or terms of office. The
                                                                                          Board of Directors may adopt or amend
                                                                                          any By-Law to increase or decrease their
                                                                                          number.
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

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
Record Date/Notice                           -- The Delaware Act permits a governing      -- Minnesota law, unlike the Delaware
                                             instrument to contain provisions that        Act, sets forth the procedure by which a
                                             provide for the establishment of record      corporation is to determine which
                                             dates for determining voting rights.         shareholders are entitled to notice of
                                                                                          and to vote at a meeting. Minnesota law
                                             -- The Declaration of Trust for the New      requires that the record date for
                                             Funds provides that the Board of             determining those shareholders entitled
                                             Trustees may fix in advance a record         to vote at a meeting must be no more
                                             date which shall not be more than one        than sixty (60) days prior to the
                                             hundred eighty (180) days, nor less than     meeting date. The articles or by-laws
                                             seven (7) days, before the date of any       may provide for a shorter period, but
                                             such meeting. The Declaration of Trust       may not permit the establishment of a
                                             for the New Fund also establishes            longer period of time. Consistent with
                                             procedures by which a record date can be     Minnesota law, the Current Funds'
                                             set if the Board fails to establish a        By-Laws authorize the Directors to set a
                                             record date in accordance with the above     date not more than sixty (60) days
                                             procedures. In such situations, the          before the meeting, as limited by
                                             record date for determining which            statute. If a date is not set by the
                                             shareholders are en titled to notice of      Directors, then the record date is
                                             or to vote at any meeting, is set at the     deemed to be thirty (30) days before the
                                             close of business on the first business      meeting.
                                             day that precedes the day on which
                                             notice is given or, if notice is waived,     -- Unlike the Delaware Act, Minnesota
                                             at the close of business on the business     law contains specific notice
                                             day which is five (5) days next              requirements for shareholder meetings.
                                             preceding the day on which the meeting       Notice of each shareholder meeting to be
                                             is held. The Declaration of Trust            given to each shareholder entitled to
                                             provides that the record date for            vote at the meeting no more than sixty
                                             determining shareholders entitled to         (60) and not less than ten (10) days
                                             give consent to action in writing            before a meeting. A shorter notice
                                             without a meeting is determined in the       period may be established in the
                                             following manner: (i) when the Board of      articles or bylaws; however, the Current
                                             Trustees has not taken prior action,         Funds' charter documents do not provide
                                             the record date will be set on the day       additional guidance in this regard.(4)
                                             on which the first written consent is
                                             given; or (ii) when the Board of
                                             Trustees has taken prior action, the
                                             record date will be set at the close of
                                             business on the day on which the Board
                                             of Trustees adopt the resolution
                                             relating to that action or the
                                             seventy-fifth (75th) day before the date
                                             of such other action, whichever is
                                             later.

                                             -- The By-Laws for the New Fund provides
                                             that all notices of shareholder meetings
                                             shall be sent or otherwise given to
                                             shareholders not less than seven (7) or
                                             more than ninety-three (93) days before
                                             the date of the meeting.(3)
------
3 Pursuant to the By-Laws of the New Fund, regular meetings of the Board of Trustees may be held without notice. Special meetings of the Board of Trustees require at least seven (7) days notice, if given by United States mail, and at least forty-eight (48)
  hours notice, if notice is delivered personally, by telephone, by courier, to the telegraph company, or by express mail, facsimile, electronic mail or similar service.
4 Under Minnesota law, notice of a board meeting shall be given to directors as provided in the articles or by-laws. The Current
  Funds' By-Laws provide that directors shall have ten (10) days notice of meetings.
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

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
Removal of Directors/                        -- The Delaware Act is silent with           -- Under Minnesota law, shareholders of
Trustees                                     respect to the removal of Trustees.          a corporation may remove a director,
                                             However, the Declaration of Trust states     with or without cause. To remove a
                                             that the Board of Trustees, by action of     director, an affirmative vote of the
                                             a majority of the then Trustees at a         holders of the proportion or number of
                                             duly constituted meeting, may fill           the voting shares of the classes or
                                             vacancies in the Board of Trustees or        series sufficient to elect the director
                                             remove Trustees with or without cause.       that represents the class or series is
                                                                                          required. However, this requirement may
                                                                                          be modified by the articles, by-laws or
                                                                                          another agreement. The By-Laws provide
                                                                                          that the Board of Directors or an
                                                                                          individual Director may be removed from
                                                                                          office, with or without cause, by a vote
                                                                                          of the shareholders holding a majority
                                                                                          of the shares entitled to vote at an
                                                                                          election of Directors.
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Rights of                        -- The Delaware Act sets forth the           -- Minnesota law requires a shareholder
Inspection                                   rights of shareholders to gain access to     to make a written request to access
                                             and receive copies of certain Trust          corporate documents. The request must
                                             documents and records. This right is         state the purpose for the inquiry, and
                                             qualified by the extent otherwise            the shareholder must demonstrate that
                                             provided in the governing instrument of      the stated purpose is a proper purpose.
                                             the Trust as well as a reasonable demand     A proper purpose is defined as a purpose
                                             standard related to the shareholder's        reasonably related to the person's
                                             interest as an owner of the DBT.             interest as a shareholder. Upon making
                                                                                          such a request, the shareholder has the
                                             -- Consistent with Delaware law, the         right at any reasonable time to examine
                                             By-Laws of the New Funds provide that at     and copy the corporation's share
                                             reasonable times during office hours, a      register and other corporate records
                                             shareholder may inspect the share            reasonably related to the stated
                                             registry and By-Laws. The By-Laws            purpose and described with particularity
                                             further permit at any reasonable time        in the written demand. Minnesota law
                                             during usual business hours for a            also allows a corporation to seek a
                                             purpose reasonably related to the            protective order permitting the
                                             shareholder's interests, that a              corporation to withhold portions of the
                                             shareholder inspect and copy accounting      records of proceedings of the board for
                                             books and records and minutes of             a reasonable time. The Current Funds'
                                             proceedings of the shareholders and the      By-Laws and Minnesota law require the
                                             Board of Trustees and any committee or       Funds, upon the written demand of a
                                             committees of the Board of Trustees.         shareholder, to make available certain
                                                                                          corporate documents within ten (10) days
                                                                                          of the request, not including the share
                                                                                          register.
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Other                          -- The Delaware Act does not contain any     -- Minnesota law permits a corporation's
Distributions                                statutory limitations on the payment of      board of directors to make distributions
                                             dividends and other distributions.           to shareholders. The Current Funds'
                                                                                          Articles and By-Laws grant Directors
                                             -- The New Funds' By-Laws specify that       this right. Minnesota law, however,
                                             the declaration of dividends is subject      prohibits a distribution if, after the
                                             to the Declaration of Trust and              distribution is made, the corporation is
                                             applicable law. In addition, the By-Laws     unable to pay its debts as they become
                                             provide that prior to payment of             due in the ordinary course of business.
                                             dividends, the New Funds may set aside a     Moreover, a distribution to a class may
                                             reserve(s) to meet contingencies,            be made only if: (i) all of the holders
                                             equalizing dividends, repairing or           of shares having a preference for the
                                             maintaining property or for other            payment of that kind of distribution are
                                             purposes deemed by the Trustees to be in     paid, and (ii) the distribution does not
                                             the best interest of the Fund.               reduce the remaining net assets of the
                                                                                          corporation below the aggregate
                                                                                          preferential amount payable in the event
                                                                                          of liquidation to the holders of
                                                                                          preferential shares, unless the
                                                                                          distribution is made to those
                                                                                          shareholders in the order and to the
                                                                                          extent of their respective priorities,
                                                                                          or the holders who do not receive a
                                                                                          distribution in that order agree to
                                                                                          waive their rights. Finally, if the
                                                                                          distributions are insufficient to
                                                                                          satisfy all preferences, the distributions
                                                                                          to the class shall be made pro rata.

                                                                                          -- The Current Funds' Articles and
                                                                                          By-Laws provide that the Board of
                                                                                          Directors may, to the extent permitted
                                                                                          by Minnesota law, declare and pay
                                                                                          dividends or distributions. The amount
                                                                                          of such distributions is solely within
                                                                                          the discretion of the Board of
                                                                                          Directors.
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

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
Shareholder/Beneficial                       -- Personal liability is limited by the      -- As a general matter, the shareholders
Owner Liability                              Delaware Act to the amount of investment     of a Minnesota corporation are not
                                             in the trust and may be further limited      liable for the obligations of the
                                             or restricted by the governing               corporation. The liability of a
                                             instrument.                                  shareholder is limited to the
                                                                                          consideration paid or required to be
                                             -- Consistent with Delaware law, the         paid for the stock. There is no
                                             Declaration of Trust for the New Funds       provision in the Current Funds' Articles
                                             provides that the DBT, its trustees,         or By-Laws varying this protection. A
                                             officers, employees, and agents do not       shareholder of a Minnesota corporation
                                             have the power to personally bind a          may, however, be liable for illegal
                                             shareholder. Shareholders of the DBT are     distributions. Under Minnesota law, a
                                             entitled to the same limitation of           shareholder who receives an illegal
                                             personal liability extended to               distribution is liable to the corporation
                                             stockholders of a private corporation        to the extent that the distribution
                                             organized for profit under the general       exceeds permissible amounts.
                                             corporation law of the State of
                                             Delaware.
------------------------------------------------------------------------------------------------------------------------------------
Director/Trustee                             -- Subject to the declaration of trust,      -- Minnesota law requires the directors
Liability                                    the Delaware Act provides that a             of a corporation to perform their duties
                                             trustee, when acting in such capacity,       in good faith, in a manner that they
                                             may not be held personally liable to any     believe is in the best interest of the
                                             person other than the DBT or a               corporation, and with the care of
                                             beneficial owner for any act, omission       ordinarily prudent persons. To the
                                             or obligation of the DBT or any trustee.     extent that a director performs his or
                                             A trustee's duties and liabilities to        her duties as required, he or she will
                                             the DBT and its beneficial owners may be     not be held liable simply by reason of
                                             expanded or restricted by the provisions     having been a director of the
                                             of the declaration of trust.                 corporation. A corporation may eliminate
                                                                                          or limit, in its articles, a director's
                                             -- The Declaration of Trust for the New      liability to the corporation or its
                                             Funds provides that the Trustees shall       shareholders for mo netary damages for
                                             not be liable or responsible for any act     breach of fiduciary duty. However, the
                                             or omission of any officer, agent,           articles may not eliminate or limit a
                                             employee, manager or principal               director's liability for acts which
                                             underwriter of the New Funds, nor shall      constitute a breach of the duty of
                                             any Trustee be responsible for the act       loyalty to the corporation and its
                                             or omission of any other Trustee.            shareholders, acts done in bad faith, or
                                             Trustees and officers of the New Funds       acts which involve intentional
                                             may be held liable to the Funds and/or       misconduct or improper benefits. The
                                             shareholders solely for such Trustee's       Current Funds' Articles limit the
                                             or officer's own willful misfeasance,        liability of Directors for money damages
                                             bad faith, gross negligence or reckless      for breach of fiduciary duty as a
                                             disregard of the duties involved in the      director to the fullest extent permitted
                                             conduct of the office of such Trustee or     by Minnesota law and consistent with the
                                             officer, and may not be held liable for      1940 Act.
                                             errors of judgment or mistakes of fact
                                             or law. In addition, the Declaration of
                                             Trust also provides that the Trustees
                                             acting in their capacity as Trustees,
                                             shall not be personally liable for acts
                                             done by or on behalf of the New Fund.
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
                                      L-8

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
Indemnification                              -- The Delaware Act permits a DBT to         -- Minnesota law provides a
                                             indemnify and hold harmless any trustee,     comprehensive statutory framework
                                             beneficial owner or agent from and           relating to the indemnification of
                                             against any and all claims and demands.      directors and officers. Under the
                                             Consistent with the Delaware Act, the        statute, the articles or by-laws may
                                             Declaration of Trust for the New Funds       limit the right to indemnification.
                                             provides for the indemnification of          Minnesota law requires that any such
                                             officers and trustees from and against       prohibitions or conditions apply equally
                                             any and all claims and demands arising       to all persons or all persons of a
                                             out of or related to the performance of      class. The Current Funds' charter
                                             duties as an officer or Trustee. The New     documents require indemnification of
                                             Funds will not indemnify, hold harmless      officers and directors to the fullest
                                             or relieve from liability trustees or        extent permitted by law and the 1940
                                             office rs for those acts or omissions        Act.
                                             for which they are liable if such
                                             conduct constitutes willful misfeasance,     -- Minnesota law requires that officers
                                             bad faith, gross negligence or reckless      and directors be indemnified for actions
                                             disregard of their duties.                   committed in their official capacities
                                                                                          (unless otherwise prohibited or limited
                                             -- The Declaration of Trust also             by the articles or by-laws). Minnesota
                                             provides that any shareholder or former      law does not permit indemnification of
                                             shareholder that is exposed to liability     directors or officers who commit certain
                                             by reason of a claim or demand related       acts. Indemnification will not be
                                             to having been a shareholder, and not        permitted if the act or omission of the
                                             because of his or her acts or omissions,     director or officer (i) was committed in
                                             shall be entitled or beheld harmless and     bad faith; (ii) resulted in an improper
                                             indemnified out of the assets of the         personal benefit to the individual; or
                                             DBT.                                         (iii) in the case of a criminal proce
                                                                                          eding was committed when the director or
                                                                                          officer had reasonable cause to believe
                                                                                          that the act or omission was unlawful.
                                                                                          In addition to those prohibited acts, a
                                                                                          director or officer may not be
                                                                                          indemnified if (i) he or she has already
                                                                                          been indemnified by another organization
                                                                                          or employee benefit plan for the same
                                                                                          conduct; or (ii) he or she did not
                                                                                          believe the conduct was in the best
                                                                                          interest of the corporation.

                                                                                          -- Under both the New Funds' By-Laws and
                                                                                          Minnesota law, the termination of a
                                                                                          proceeding by judgment, order,
                                                                                          settlement, or plea of nolo contendre
                                                                                          does not in and of itself establish that
                                                                                          a person did not meet the standard of
                                                                                          conduct required for indemnification.
------------------------------------------------------------------------------------------------------------------------------------
Insurance                                    -- The Delaware Act does not contain a       -- The Current Funds may choose to
                                             provision specifically related to            purchase insurance on behalf of any
                                             insurance. The Trust's Declaration of        director, officer or employee against
                                             Trust provides that the Trustees shall       any liability asserted against and
                                             be entitled and have the authority to        incurred by such person in any such
                                             purchase with Trust assets insurance for     capacity or arising out of such person's
                                             liability and for all expenses               position. Minnesota law also permits
                                             reasonably incurred or paid or expected      insurance coverage whether or not the
                                             to be paid by a Trustee or officer in        corporation would have been required to
                                             connection with any claim, or proceeding     indemnify such person against liability.
                                             in which he or she becomes involved by       The current Funds' charter documents do
                                             virtue of his or her capacity (or former     not contain provisions relating to
                                             capacity) with the Trust. The Bylaws of      insurance.
                                             the New Funds permit such insurance
                                             coverage to extend to employees and
                                             other agents of the Trust.
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

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MINNESOTA CORPORATIONS

                                                     Delaware Business Trust                      Minnesota Corporation
---------------------------------------      ---------------------------------------      -------------------------------------
Redemption at Option of                      -- The Delaware Act authorizes the           -- The Minnesota Act contains no
Trust/Corporation                            repurchase and redemption of shares of a     comparable provision. The statute does,
                                             business trust. The Declaration of Trust     however, make references to the power of
                                             provides that, unless otherwise provided     a corporation to redeem shares. The
                                             in the prospectus of the trust relating      Minnesota Act provides that a
                                             to shares, as such prospectus may be         corporation may issue shares of a class
                                             amended from time to time, the Board of      or series, subject to the right of the
                                             Trustees may, from time to time, without     corporation to redeem any of those
                                             the vote or consent of the shareholders,     shares at the price fixed for their
                                             and subject to the 1940 Act, redeem          redemption by the articles or by the
                                             shares, or authorize the closing of any      board or at a price determined in a
                                             shareholder account, subject to such         manner specified by the articles or the
                                             conditions as may be established by the      board. The Current Funds' By-Laws permit
                                             Board of Trustees.                           the corporation to redeem a
                                                                                          shareholder's interest if, following a
                                                                                          redemption request by any shareholder of
                                                                                          the corporation, the value of the
                                                                                          shareholder's interest in the
                                                                                          corporation falls below the required
                                                                                          minimum investment. The redemption will
                                                                                          only be effective if: (1) a redemption
                                                                                          by a shareholder causes the minimum
                                                                                          investment to fall below the required
                                                                                          amount; and (2) the corporation waits
                                                                                          sixty (60) days before redeeming the
                                                                                          shares to enable the shareholder to make
                                                                                          an additional investment.
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
                                      L-10

DELAWARE
INVESTMENTS
===========
DELAWARE INVESTMENTS
1818 MARKET STREET
PHILADELPHIA, PA 19103

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The Undersigned hereby appoints Jeffrey J. Nick and David K. Downes, or any of them, with the right of substitution, proxies of the undersigned at the Joint Annual/Special Meeting of Shareholders of the above Fund to be held at The Union League, 140 South Broad Street, Philadelphia, Pennsylvania, on March 17, 1999 at 10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:           DELA11                   KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
Vote On Directors
1. To elect the following nominees as Directors of the Company        For  Withhold  For All   To withhold authority to vote, mark
   01) JEFFREY J. NICK     05) THOMAS F. MADISON                      All    All     Except    "For All Except" and write the
   02) WALTER P. BABICH    06) CHARLES E. PECK                                                 nominees's number on the line below.
   03) ANTHONY D. KNERR    07) WAYNE A. STORK
   04) ANN R. LEVEN        08) JAN R. YEOMANS                         / /    / /       / /     _____________________________________


Vote on Proposals                           For  Against  Abstain                                            For  Against Abstain

2. To approve the redesignation of the                                 4F. To adopt a new fundamental
   Fund's investment objective from         / /    / /     / /             investment restriction concerning  / /    / /     / /
   fundamental to non-fundamental                                          lending by the Fund

                                                                       4G. To redesignate all current
                                                                           fundamental investment             / /    / /     / /
4. To approve standardized fundamental                                     restrictions as non-fundamental
   investment restrictions for the
   Fund (proposal involves separate                                 5. To approve a new investment
   votes on sub-proposals 4A-4G)                                       management agreement for the Fund      / /    / /     / /

   4A. To adopt a new fundamental                                   6. To approve a new sub-advisory
       investment restriction concerning    / /    / /     / /         agreement for the Fund                 / /    / /     / /
       concentration of the Fund's
       investments in the same industry                             7. To ratify the selection of Ernst &
                                                                       Young LLP, as independent auditors     / /    / /     / /
   4B. To adopt a new fundamental                                      for the Company
       investment restriction concerning    / /    / /     / /
       borrowing money and issuing                                  8. To approve the restructuring of the
       senior securities                                               Company from a Minnesota corporation   / /    / /     / /
                                                                       into a Delaware business trust and the
   4C. To adopt a new fundamental                                      dissolution of the Minnesota corporation
       investment restriction concerning    / /    / /     / /
       underwriting

   4D. To adopt a new fundamental investment
       restriction concerning investments   / /    / /     / /
       in real estate

   4E. To adopt a new fundamental investment
       restriction concerning investments   / /    / /     / /
       in commodities

------------------------------------------                          ------------------------------------------

------------------------------------------                          ------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                          Signature   (Joint Owners)     Date
